                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-10487


                            Hotchkis and Wiley Funds
               (Exact Name of Registrant as specified in charter)

                       725 S. Figueroa Street, 39th Floor
                          Los Angeles, California 90071
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (213) 430-1000

                     Date of fiscal year end: June 30, 2004

             Date of reporting period: July 1, 2003 - June 30, 2004


                                Anna Marie Lopez
                   Hotchkis and Wiley Capital Management, LLC
                       725 S. Figueroa Street, 39th Floor
                          Los Angeles, California 90071

                     (name and address of agent for service)


                                   Copies to:
                               Julie Allecta, Esq.
                     Paul, Hastings, Janofsky & Walker, LLP
                      55 Second Street, Twenty-Fourth Floor
                         San Francisco, California 94105
                          (Counsel for the Registrant)

Item 1 - Report to Shareholder

[GRAPHIC]

LARGE CAP VALUE FUND

MID-CAP VALUE FUND

SMALL CAP VALUE FUND

ALL CAP VALUE FUND


[HOTCHKIS AND WILEY FUNDS LOGO]


JUNE 30, 2004

ANNUAL REPORT

                                TABLE OF CONTENTS

          SHAREHOLDER LETTER                                         3

          FUND PERFORMANCE DATA                                      6

          SCHEDULE OF INVESTMENTS:

             LARGE CAP VALUE FUND                                   11

             MID-CAP VALUE FUND                                     13

             SMALL CAP VALUE FUND                                   15

             ALL CAP VALUE FUND                                     17

          STATEMENTS OF ASSETS AND LIABILITIES                      18

          STATEMENTS OF OPERATIONS                                  19

          STATEMENTS OF CHANGES IN NET ASSETS                       20

          FINANCIAL HIGHLIGHTS                                      22

          NOTES TO THE FINANCIAL STATEMENTS                         26

DEAR SHAREHOLDER:
We are pleased to present you with this annual report for the Hotchkis and Wiley Funds. The following investment review and annual report represents the activities for the Funds for the fiscal year ended June 30, 2004.

OVERVIEW
U.S. markets had a strong year (for the period ended June 30, 2004), as the Standard & Poor's 500 Index closed up 19.11% and the Dow Jones Industrials Average posted a gain of 18.76%. Much of the markets' gains occurred during the first half of the fiscal year, though modest gains were achieved during the second half as well. The solid performance during the first half was driven by favorable economic reports buoyed by historically low interest rates. Renewed focus on interest rates and speculation regarding the Federal Reserve's efforts to quell inflation with a tighter monetary policy led to moderate performance during the second half of the fiscal year. In June 2004, the Federal Reserve finally acted, raising the federal funds rate from 1.0% to 1.25%, the first increase in four years. As this move had been widely anticipated, the announcement actually reassured investors that increases in rates would be gradual. By the end of the year, investors' focus had once again returned to the strong outlook for corporate earnings and a healthy economy. Consumer spending continues to be robust and job growth has resumed. Investment banking activity, another indicator of economic optimism, is beginning to pick up as well.

Stock volatility is still very apparent in the market. Risk factors, such as inflation, the prospect for further moves by the Federal Reserve and aggressive expectations for future profits, could all come into play during the remainder of the year, exacerbating an already tense environment given the current geopolitical tensions (the war on terrorism and Iraq) and the upcoming elections. The counterbalance to these risks lies with the high returns being provided by solid businesses within a good economy.

Valuation differentials across the market have narrowed in recent years, as most valuation anomalies associated with market capitalization, investment style or industry specific concerns have narrowed. In the current market environment, we believe stock selection will be the dominant factor associated with superior investment results. Our value disciplines will continue to seek stocks that offer attractive appreciation potential and controlled risk.

HOTCHKIS AND WILEY LARGE CAP VALUE FUND
The Fund's Class I, Class A, Class B, Class C and Class R shares had total returns of 33.20%, 32.78%, 31.78%, 31.83% and 33.22%, respectively, outperforming both the passive S&P 500 Index return of 19.11% and the style-specific Russell 1000 Value Index return of 21.13%, for the one year ended June 30, 2004. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 7 of this report to shareholders.)

Dominating the Fund's outperformance (vs. the S&P 500 Index) was superior stock selection in the consumer discretionary and financials sectors. When considering the total attribution effect (sector allocation and security selection combined), the consumer discretionary sector added most to the Fund's upside, primarily benefiting from retail stocks J.C. Penney and Sears Roebuck as well as hotel stock Mandalay Resort Group. J.C. Penney's stock price rose as the sale of its troubled Eckerd division appeared imminent. The company also reported strong same store sales and revised its earnings upwards during the second quarter of 2004. Sears Roebuck had solid gains throughout much of the fiscal year but fell during the later months due to soft same store sales. Much of the strong performance was due to investor reaction from the sale of its credit card division in November 2003 and the company's subsequent stock buyback, which continued throughout February 2004. Mandalay Resort Group's share price benefited when the company agreed to be bought at a premium by MGM Mirage. Furthermore, the financials sector performed strongly (despite a higher interest rate environment) as Allmerica Financial, CIT Group, Metlife Inc. and Prudential Financial posted double-digit gains. Conversely, relative weakness in the Fund was due to stock selection within the information technology sector as Electronic Data Systems' (EDS) stock price dropped, as concerns over cash flow generation, management credibility and a difficult IT spending environment have caused the stock to trade at low multiples. The stock price increased in June, however, as renegotiations led to more favorable terms. We continue to believe that many of EDS' problems are temporary and are maintaining the investment. Negative contributors for the fiscal year included Lennar Corp., Eastman Kodak Co. and AT&T Corp.

HOTCHKIS AND WILEY MID-CAP VALUE FUND
The Fund's Class I, Class A, Class B, Class C and Class R shares had total returns of 41.67%, 41.21%, 40.21%, 40.19% and 43.01%, respectively, compared to the Russell Midcap Index return of 29.39% and the Russell Midcap Value Index return of 30.81%, for the one year ended June 30, 2004. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 8 of this report to shareholders.)

The Fund's outperformance (vs. the Russell Midcap Index) was the result of stock selection in the consumer discretionary and financial sectors. Economically sensitive stocks posted strong gains which coincided with an improved economic outlook and higher consumer confidence levels. Specifically, J.C. Penney, Mandalay Resort Group and Foot Locker were among the strongest performers. The Federal Reserve's announcement to increase interest rates in June 2004 actually helped boost the financials sector, as double-digit gains from Allmerica Financial, LNR Property and CIT Group increased relative returns. Allmerica Financial benefited from strong earnings and improved cashflow. LNR Property benefited from a strong real estate market buoyed by historically-low interest rates. CIT Group rebounded from previous lows. Weakness in the Fund was due to stock selection within the information technology sector. Electronic Data Systems (EDS), the Fund's worst performer, led the decline as concerns over cash flow generation, management credibility, and a difficult IT spending environment have caused the stock to trade at low multiples. We continue to believe that many of EDS' problems are temporary and are maintaining the investment. Additional negative contributors to the Fund included Carolina Group, Eastman Kodak and Lear Corp.

HOTCHKIS AND WILEY SMALL CAP VALUE FUND
The Fund's Class I, Class A, Class B and Class C shares had total returns of 49.06%, 48.70%, 47.60% and 47.62%, respectively, significantly outperforming both the Russell 2000 Index return of 33.37% and the Russell 2000 Value Index return of 35.17%, for the one year ended June 30, 2004. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 9 of this report to shareholders.) Small cap stocks outperformed large cap stocks as the S&P 500 Index return of 19.11% lagged the Russell 2000 Index by 1426 basis points. With respect to style, value outperformed growth as the Russell 2000 Value Index returned 35.17% versus 31.55% for the Russell 2000 Growth Index.

The Fund's outperformance (vs. the Russell 2000 Index) resulted primarily from security selection within the consumer discretionary and financials sectors of the market. Specifically, consumer discretionary holdings such as Mandalay Resort Group, Brookfield Homes Corp. and Toll Brothers Inc. led the sector, posting strong gains. Mandalay Resort Group benefited from news of a buyout from one of its rivals as well as from an overall increase in travel. Brookfield Homes and Toll Brothers benefited from the resilient housing market. Additionally, stock selection within the financials sector contributed to both absolute and relative performance as Allmerica Financial Corp. rebounded from last year's lows and became the Fund's strongest contributor. The stock gained on increased first quarter 2004 earnings and expectations of an increase in cashflow due to the monetization of Allmerica's life insurance and annuity business. Conversely, negative contributors to Fund performance included Atlantic Coast Airlines Holdings, Central Freight Lines and United National Group.

HOTCHKIS AND WILEY ALL CAP VALUE FUND
The Fund's Class I, Class A and Class C shares had total returns of 35.48%, 35.56% and 34.08%, respectively, outperforming both the S&P 500 Index return of 19.11% and the Russell 3000 Index return of 20.46%, for the one year ended June 30, 2004. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 10 of this report to shareholders.)

Dominating the Fund's relative outperformance (vs. the S&P 500 Index) was superior stock selection in the financials and consumer discretionary sectors. The financials sector added most to the Fund's upside, primarily benefiting from insurance holdings such as Allmerica Financial. Our decision to add to this position during previous lows helped performance, as the stock gained from fading concerns over the capital adequacy of the company's life insurance and annuity subsidiary. Within the consumer discretionary sector, the highest contributor to the Fund's upside was our position in retail stocks Sears Roebuck and JC Penney. JC Penney gained as the sale of its troubled Eckerd division appeared imminent. Despite a sell-off in the second quarter of 2004, Sears Roebuck performed strongly throughout most of the fiscal year as the company's financial strength became more apparent with the sale of its credit card division in November 2003 and the company's subsequent stock buyback, which has continued throughout February 2004. In spite of the recent weakness, we are confident that the stock continues to be an excellent value. Weakness in the Fund was due to stock selection within the information technology sector. Leading the decline was the Fund's weakest contributor, Electronic Data Systems (EDS). EDS' share price dropped due to concerns over cash flow generation, management credibility, and a difficult IT spending environment have caused the stock to trade at low multiples. The company has made progress on its troubled Navy Marine project and ended the fiscal year on an upbeat note. Furthermore, Government Properties Trust, Atlantic Coast Airlines Holdings and Capital Lease Funding were among the weakest contributors to the Fund's absolute performance.

We appreciate your continued support of the Hotchkis and Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,


/s/ Nancy D. Celick    /s/ George H. Davis      /s/ Sheldon Lieberman
Nancy D. Celick        George H. Davis          Sheldon Lieberman
PRESIDENT              PORTFOLIO MANAGER        PORTFOLIO MANAGER
                       Large Cap Value Fund     Large Cap Value Fund
                       All Cap Value Fund


/s/ Jim Miles          /s/ Stanley I. Majcher   /s/ David Green
Jim Miles              Stanley I. Majcher       David Green
PORTFOLIO MANAGER      PORTFOLIO MANAGER        PORTFOLIO MANAGER
Mid-Cap Value Fund     Mid-Cap Value Fund       Small Cap Value Fund
Small Cap Value Fund


/s/ Joe Huber
Joe Huber
PORTFOLIO MANAGER
All Cap Value Fund


JULY 30, 2004


THE ABOVE REFLECTS OPINIONS OF PORTFOLIO MANAGERS AS OF JUNE 30, 2004. THEY ARE SUBJECT TO CHANGE AND ANY FORECASTS MADE CANNOT BE GUARANTEED. THE FUNDS MIGHT NOT CONTINUE TO HOLD ANY SECURITIES MENTIONED AND HAVE NO OBLIGATION TO DISCLOSE PURCHASES OR SALES IN THESE SECURITIES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE
The Large Cap Value Fund and Mid-Cap Value Fund offer five classes of shares. The Small Cap Value Fund offers four classes of shares (currently only to existing investors) and the All Cap Value Fund offers three classes of shares. Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. The Small Cap Value Fund is closed to new investors. The Mid-Cap Value Fund is available to limited investors.

CLASS I SHARES have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class I shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an annual distribution and service fee of 0.25%.

CLASS B SHARES are subject to a maximum contingent deferred sales charge (CDSC) of 5%, which is reduced in the first six years (5, 4, 3, 3, 2, 1) to 0% after the sixth year. In addition, Class B shares are subject to an annual distribution and service fee of 1.00%. These shares automatically convert to Class A shares after approximately seven years.

CLASS C SHARES are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% CDSC if redeemed within one year after purchase.

CLASS R SHARES have no initial sales charge or CDSC and are subject to an annual distribution and service fee of 0.50%. Class R shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Funds' investment advisor pays annual operating expenses of the Funds' Class I, Class A, Class B, Class C and Class R shares over certain levels. If the investment advisor did not pay such expenses, net returns would be lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of distribution and service fees, if any, applicable to each class, which are deducted from the income available to be paid to shareholders. Performance of all Funds except All Cap Value Fund includes that of predecessor funds.

Investment by the Small Cap Value Fund, Mid-Cap Value Fund and All Cap Value Fund in small and medium-size companies presents greater risk than investment in larger, more established companies.

MARKET INDEXES
The following are definitions for indexes used in the performance summary tables on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios. The Funds' value disciplines may prevent or restrict investment in major stocks in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500(R) INDEX, an unmanaged index, consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value.

RUSSELL MIDCAP(R) INDEX, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000 Index.

RUSSELL 2000(R) INDEX, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

[CHART]

LARGE CAP VALUE FUND

TOTAL RETURN BASED ON A $10,000 INVESTMENT

            LARGE CAP VALUE FUND+ -
                CLASS I SHARES        S&P 500 INDEX++
  6/24/87          $  10,000             $  10,000
  6/30/87          $  10,000             $   9,931
  6/30/88          $   9,724             $   9,225
  6/30/89          $  11,860             $  11,107
  6/30/90          $  11,811             $  12,919
  6/30/91          $  12,632             $  13,875
  6/30/92          $  15,069             $  15,743
  6/30/93          $  16,830             $  17,885
  6/30/94          $  17,403             $  18,123
  6/30/95          $  20,970             $  22,856
  6/30/96          $  25,172             $  28,825
  6/30/97          $  31,754             $  38,842
  6/30/98          $  38,930             $  50,612
  6/30/99          $  41,780             $  62,105
6/30/2000          $  33,500             $  66,710
6/30/2001          $  44,186             $  56,811
6/30/2002          $  44,018             $  46,595
6/30/2003          $  46,198             $  46,711
6/30/2004          $  61,536             $  55,637

COMPARATIVE RESULTS+++

                                                                                                                  SINCE
                                                                                 1 YEAR    5 YEARS   10 YEARS    6/24/87*
-------------------------------------------------------------------------------------------------------------------------
CLASS I
                        Average annual total return                               33.20%      8.05%     13.46%     11.27%
CLASS A(a)
                        Average annual total return (with sales charge)(b)        25.81%      6.71%     12.67%     10.69%
                        Average annual total return (without sales charge)        32.78%      7.87%     13.28%     11.04%
CLASS B(a)
                        Average annual total return (with sales charge)(b)        26.78%      6.71%     12.36%     10.16%
                        Average annual total return (without sales charge)        31.78%      7.01%     12.36%     10.16%
CLASS C(a)
                        Average annual total return (with sales charge)(b)        30.83%      7.00%     12.35%     10.16%
                        Average annual total return (without sales charge)        31.83%      7.00%     12.35%     10.16%
CLASS R(a)
                        Average annual total return                               33.22%      7.62%     12.96%     10.75%
S&P 500 INDEX
                        Average annual total return                               19.11%     -2.20%     11.84%     10.61%

(a) RETURNS SHOWN FOR CLASS A, B, C AND R SHARES FOR THE PERIODS PRIOR TO THEIR INCEPTION ARE DERIVED FROM THE HISTORICAL PERFORMANCE OF CLASS I SHARES OF THE FUND DURING SUCH PERIODS AND HAVE BEEN ADJUSTED TO REFLECT THE HIGHER TOTAL ANNUAL OPERATING EXPENSES OF EACH SPECIFIC CLASS. (INCEPTION DATES: CLASS A -- 10/26/01; CLASS B AND C -- 2/4/02; CLASS R -- 8/28/03.)
(b) RETURNS SHOWN FOR CLASS A, B AND C SHARES HAVE BEEN ADJUSTED TO REFLECT THE CURRENT APPLICABLE SALES CHARGES OF EACH SPECIFIC CLASS. RETURNS FOR CLASS A REFLECT THE CURRENT MAXIMUM INITIAL SALES CHARGES OF 5.25%. CLASS B SHARE PERFORMANCE IS ADJUSTED FOR THE APPLICABLE CDSC, WHICH IS 5% WITHIN THE FIRST YEAR AFTER PURCHASE, DECLINING TO 0% AFTER SIX YEARS. CLASS C SHARES HAVE NO ADJUSTMENT FOR SALES CHARGES, BUT REDEMPTIONS WITHIN ONE YEAR OF PURCHASE MAY BE SUBJECT TO A CDSC OF 1%.
+ THE FUND INVESTS PRIMARILY IN STOCKS OF U.S. COMPANIES WITH MARKET CAPITALIZATIONS SIMILAR TO THE RUSSELL 1000 INDEX.
++ THIS UNMANAGED BROAD-BASED INDEX IS COMPRISED OF COMMON STOCKS.
+++ FUND RETURNS DURING THE PERIODS SHOWN REFLECT A FEE WAIVER AND/OR EXPENSE REIMBURSEMENT. WITHOUT WAIVER/REIMBURSEMENT, RETURNS WOULD HAVE BEEN LOWER.
* COMMENCEMENT OF CLASS I.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

[CHART]

MID-CAP VALUE FUND

TOTAL RETURN BASED ON A $10,000 INVESTMENT

             MID-CAP VALUE FUND+ -
                CLASS I SHARES        RUSSELL MIDCAP INDEX++
   1/2/97          $  10,000                $  10,000
  6/30/97          $  11,669                $  11,573
  6/30/98          $  13,419                $  14,552
  6/30/99          $  14,446                $  15,371
6/30/2000          $  15,949                $  14,156
6/30/2001          $  22,386                $  17,542
6/30/2002          $  23,455                $  17,879
6/30/2003          $  24,970                $  17,765
6/30/2004          $  35,374                $  23,239

COMPARATIVE RESULTS+++

                                                                                                      SINCE
                                                                                 1 YEAR    5 YEARS   1/2/97*
------------------------------------------------------------------------------------------------------------
CLASS I
                        Average annual total return                               41.67%     19.61%    18.37%
CLASS A(a)
                        Average annual total return (with sales charge)(b)        33.80%     17.97%    17.25%
                        Average annual total return (without sales charge)        41.21%     19.25%    18.10%
CLASS B(a)
                        Average annual total return (with sales charge)(b)        35.21%     18.25%    17.16%
                        Average annual total return (without sales charge)        40.21%     18.45%    17.16%
CLASS C(a)
                        Average annual total return (with sales charge)(b)        39.19%     18.47%    17.17%
                        Average annual total return (without sales charge)        40.19%     18.47%    17.17%
CLASS R(a)
                        Average annual total return                               43.01%     19.36%    18.01%
RUSSELL MIDCAP INDEX
                        Average annual total return                               29.39%      6.51%    10.92%

(a) RETURNS SHOWN FOR CLASS A, B, C AND R SHARES FOR THE PERIODS PRIOR TO THEIR INCEPTION ARE DERIVED FROM THE HISTORICAL PERFORMANCE OF CLASS I SHARES OF THE FUND DURING SUCH PERIODS AND HAVE BEEN ADJUSTED TO REFLECT THE HIGHER TOTAL ANNUAL OPERATING EXPENSES OF EACH SPECIFIC CLASS. (INCEPTION DATES: CLASS A, B, C -- 1/2/01; CLASS R -- 8/28/04.)
(b) RETURNS SHOWN FOR CLASS A, B AND C SHARES HAVE BEEN ADJUSTED TO REFLECT THE CURRENT APPLICABLE SALES CHARGES OF EACH SPECIFIC CLASS. RETURNS FOR CLASS A REFLECT THE CURRENT MAXIMUM INITIAL SALES CHARGES OF 5.25%. CLASS B SHARE PERFORMANCE IS ADJUSTED FOR THE APPLICABLE CDSC, WHICH IS 5% WITHIN THE FIRST YEAR AFTER PURCHASE, DECLINING TO 0% AFTER SIX YEARS. CLASS C SHARES HAVE NO ADJUSTMENT FOR SALES CHARGES, BUT REDEMPTIONS WITHIN ONE YEAR OF PURCHASE MAY BE SUBJECT TO A CDSC OF 1%.
+ THE FUND INVESTS PRIMARILY IN STOCKS OF U.S. COMPANIES WITH MARKET CAPITALIZATIONS SIMILAR TO THE RUSSELL MIDCAP INDEX.
++ THIS UNMANAGED INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST COMPANIES IN THE RUSSELL 1000 INDEX.
+++ FUND RETURNS DURING THE PERIODS SHOWN REFLECT A FEE WAIVER AND/OR EXPENSE REIMBURSEMENT. WITHOUT WAIVER/REIMBURSEMENT, RETURNS WOULD HAVE BEEN LOWER.
* COMMENCEMENT OF CLASS I.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND THE GRAPH AND TABLES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

[CHART]

SMALL CAP VALUE FUND

TOTAL RETURN BASED ON A $10,000 INVESTMENT

            SMALL CAP VALUE FUND+ -
                CLASS I SHARES        RUSSELL 2000 INDEX++
  9/20/85          $   10,000              $  10,000
  6/30/86          $   14,500              $  13,733
  6/30/87          $   15,448              $  14,966
  6/30/88          $   14,530              $  14,042
  6/30/89          $   14,411              $  15,832
  6/30/90          $   17,364              $  16,317
  6/30/91          $   18,337              $  16,518
  6/30/92          $   21,829              $  18,919
  6/30/93          $   26,150              $  23,829
  6/30/94          $   27,135              $  24,859
  6/30/95          $   31,147              $  29,816
  6/30/96          $   35,581              $  36,950
  6/30/97          $   46,162              $  43,009
  6/30/98          $   56,428              $  50,099
  6/30/99          $   48,383              $  50,847
6/30/2000          $   39,383              $  58,132
6/30/2001          $   61,315              $  58,464
6/30/2002          $   73,851              $  53,440
6/30/2003          $   80,287              $  52,563
6/30/2004          $  119,678              $  70,101

COMPARATIVE RESULTS+++

                                                                                                                  SINCE
                                                                                 1 YEAR    5 YEARS   10 YEARS    9/20/85*
-------------------------------------------------------------------------------------------------------------------------
CLASS I
                        Average annual total return                               49.06%     19.86%     16.00%      14.13%
CLASS A(a)
                        Average annual total return (with sales charge)(b)        40.89%     18.69%     15.28%      13.57%
                        Average annual total return (without sales charge)        48.70%     19.98%     15.91%      13.90%
CLASS B(a)
                        Average annual total return (with sales charge)(b)        42.60%     18.52%     14.87%      13.03%
                        Average annual total return (without sales charge)        47.60%     18.72%     14.87%      13.03%
CLASS C(a)
                        Average annual total return (with sales charge)(b)        46.62%     18.73%     14.87%      13.04%
                        Average annual total return (without sales charge)        47.62%     18.73%     14.87%      13.04%
RUSSELL 2000 INDEX
                        Average annual total return                               33.37%      6.63%     10.93%      10.93%

(a) RETURNS SHOWN FOR CLASS A, B AND C SHARES FOR THE PERIODS PRIOR TO THEIR INCEPTION ARE DERIVED FROM THE HISTORICAL PERFORMANCE OF CLASS I SHARES OF THE FUND DURING SUCH PERIODS AND HAVE BEEN ADJUSTED TO REFLECT THE HIGHER TOTAL ANNUAL OPERATING EXPENSES OF EACH SPECIFIC CLASS. (INCEPTION DATES: CLASS A -- 10/6/00; CLASS B AND C -- 2/4/02.)
(b) RETURNS SHOWN FOR CLASS A, B AND C SHARES HAVE BEEN ADJUSTED TO REFLECT THE CURRENT APPLICABLE SALES CHARGES OF EACH SPECIFIC CLASS. RETURNS FOR CLASS A REFLECT THE CURRENT MAXIMUM INITIAL SALES CHARGES OF 5.25%. CLASS B SHARE PERFORMANCE IS ADJUSTED FOR THE APPLICABLE CDSC, WHICH IS 5% WITHIN THE FIRST YEAR AFTER PURCHASE, DECLINING TO 0% AFTER SIX YEARS. CLASS C SHARES HAVE NO ADJUSTMENT FOR SALES CHARGES, BUT REDEMPTIONS WITHIN ONE YEAR OF PURCHASE MAY BE SUBJECT TO A CDSC OF 1%.
+ THE FUND INVESTS PRIMARILY IN STOCKS OF U.S. COMPANIES WITH MARKET CAPITALIZATIONS LESS THAN $3 BILLION.
++ THIS UNMANAGED INDEX MEASURES THE PERFORMANCE OF 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX.
+++ FUND RETURNS DURING THE PERIODS SHOWN REFLECT A FEE WAIVER AND/OR EXPENSE REIMBURSEMENT. WITHOUT WAIVER/REIMBURSEMENT, RETURNS WOULD HAVE BEEN LOWER.
* COMMENCEMENT OF CLASS I.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND THE GRAPH AND TABLES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

[CHART]

ALL CAP VALUE FUND

TOTAL RETURN BASED ON A $10,000 INVESTMENT

              ALL CAP VALUE FUND+ -
                 CLASS I SHARES       S&P 500 INDEX++
12/31/2002          $  10,000            $  10,000
 1/31/2003          $  10,010            $   9,738
 2/28/2003          $   9,630            $   9,592
 3/31/2003          $   9,820            $   9,685
 4/30/2003          $  10,860            $  10,483
 5/31/2003          $  12,300            $  11,035
 6/30/2003          $  12,580            $  11,176
 7/31/2003          $  13,790            $  11,373
 8/31/2003          $  14,440            $  11,595
 9/30/2003          $  14,400            $  11,472
10/31/2003          $  15,700            $  12,121
11/30/2003          $  16,360            $  12,227
12/31/2003          $  16,883            $  12,868
 1/31/2004          $  17,254            $  13,105
 2/29/2004          $  17,774            $  13,287
 3/31/2004          $  17,724            $  13,086
 4/30/2004          $  16,893            $  12,881
 5/31/2004          $  16,422            $  13,058
 6/30/2004          $  17,043            $  13,312

COMPARATIVE RESULTS+++

                                                                                                                   SINCE
                                                                                                       1 YEAR    12/31/02*
--------------------------------------------------------------------------------------------------------------------------
 CLASS I
                         Average annual total return                                                     35.48%    42.82%
 CLASS A
                         Average annual total return (with sales charge)(a)                              28.45%    38.12%
                         Average annual total return (without sales charge)                              35.56%    43.19%
 CLASS C(b)
                         Average annual total return (with sales charge)(a)                              33.08%    41.32%
                         Average annual total return (without sales charge)                              34.08%    41.32%
 S&P 500 INDEX
                         Average annual total return                                                     19.11%    21.01%

(a) RETURNS SHOWN FOR CLASS A AND C SHARES HAVE BEEN ADJUSTED TO REFLECT THE CURRENT APPLICABLE SALES CHARGES OF EACH SPECIFIC CLASS. RETURNS FOR CLASS A REFLECT THE CURRENT MAXIMUM INITIAL SALES CHARGES OF 5.25%. CLASS C SHARES HAVE NO ADJUSTMENT FOR SALES CHARGES, BUT REDEMPTIONS WITHIN ONE YEAR OF PURCHASE MAY BE SUBJECT TO A CDSC OF 1%.
(b) RETURNS SHOWN FOR CLASS C SHARES FOR THE PERIODS PRIOR TO THEIR INCEPTION ARE DERIVED FROM THE HISTORICAL PERFORMANCE OF CLASS I SHARES OF THE FUND DURING SUCH PERIODS AND HAVE BEEN ADJUSTED TO REFLECT THE HIGHER TOTAL ANNUAL OPERATING EXPENSES OF THE CLASS. (INCEPTION DATE: CLASS C -- 8/28/03.)
+ THE FUND INVESTS PRIMARILY IN STOCKS OF U.S. COMPANIES.
++ THIS UNMANAGED BROAD-BASED INDEX IS COMPRISED OF COMMON STOCKS.
+++ FUND RETURNS DURING THE PERIODS SHOWN REFLECT A FEE WAIVER AND/OR EXPENSE REIMBURSEMENT. WITHOUT WAIVER/REIMBURSEMENT, RETURNS WOULD HAVE BEEN LOWER.
* COMMENCEMENT OF CLASS I.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND THE GRAPH AND TABLES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 2004

                              LARGE CAP VALUE FUND

COMMON                                                SHARES
STOCKS -- 94.42%                                       HELD           VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 4.41%
Lockheed Martin Corporation                            266,800   $    13,894,944
Raytheon                                               350,300        12,530,231
                                                                 ---------------
                                                                      26,425,175

AUTO COMPONENTS -- 0.99%
Delphi Automotive Systems                              557,349         5,952,487

CHEMICALS -- 0.37%
Eastman Chemical Company                                48,300         2,232,909

COMMERCIAL BANKS -- 2.39%
Bank One Corporation                                    44,000         2,244,000
KeyCorp                                                103,800         3,102,582
UnionBanCal Corporation                                159,600         9,001,440
                                                                 ---------------
                                                                      14,348,022

COMMERCIAL SERVICES & SUPPLIES -- 3.34%
Cendant Corporation                                    416,000        10,183,680
Waste Management, Inc.                                 320,500         9,823,325
                                                                 ---------------
                                                                      20,007,005

DIVERSIFIED FINANCIALS -- 5.35%
CIT Group, Inc.                                        437,300        16,744,217
Principal Financial Group, Inc.                        440,900        15,334,502
                                                                 ---------------
                                                                      32,078,719

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.24%
AT&T Corporation                                       100,000         1,463,000

ELECTRIC UTILITIES -- 6.03%
Alliant Energy Corporation                             229,300         5,980,144
American Electric Power Company, Inc.                  193,900         6,204,800
DTE Energy Company                                       2,000            81,080
Entergy Corporation                                    117,200         6,564,372
FirstEnergy Corporation                                463,000        17,320,830
                                                                 ---------------
                                                                      36,151,226

FOOD & STAPLES RETAILING -- 2.41%
Albertson's Inc.                                       545,100        14,466,954

FOOD PRODUCTS -- 1.38%
Kraft Foods Inc.                                       191,900   $     6,079,392
Sara Lee Corporation                                    96,400         2,216,236
                                                                 ---------------
                                                                       8,295,628

HEALTH CARE PROVIDERS & SERVICES -- 6.20%
Aetna Inc.                                             255,600        21,726,000
Tenet Healthcare Corporation (a)                     1,151,000        15,434,910
                                                                 ---------------
                                                                      37,160,910

HOTELS, RESTAURANTS & LEISURE -- 6.16%
Caesars Entertainment Inc. (a)                         610,000         9,150,000
Mandalay Resort Group                                  221,900        15,231,216
Yum! Brands, Inc. (a)                                  336,100        12,509,642
                                                                 ---------------
                                                                      36,890,858

HOUSEHOLD DURABLES -- 3.44%
Lennar Corporation                                     256,800        11,484,096
Lennar Corporation -- B Shares                         220,620         9,140,287
                                                                 ---------------
                                                                      20,624,383

INDUSTRIAL CONGLOMERATES -- 1.87%
Tyco International Limited                             338,800        11,227,832

INSURANCE -- 14.63%
Allmerica Financial Corporation (a)                    222,100         7,506,980
The Allstate Corporation                               250,400        11,656,120
MetLife, Inc.                                          656,050        23,519,393
Prudential Financial, Inc.                             380,400        17,677,188
The St. Paul Companies, Inc.                           297,700        12,068,758
Unumprovident Corporation                              960,000        15,264,000
                                                                 ---------------
                                                                      87,692,439

IT CONSULTING & SERVICES -- 3.96%
Electronic Data Systems Corporation                  1,240,000        23,746,000

LEISURE EQUIPMENT & PRODUCTS -- 1.48%
Eastman Kodak Company                                  327,900         8,846,742

METALS & MINING -- 1.38%
Alcoa Inc.                                             250,448         8,272,297

                      SEE NOTES TO THE FINANCIAL STATEMENTS

                                                       SHARES
                                                        HELD          VALUE
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 7.61%
J.C. Penney Company, Inc.                              427,800   $    16,153,728
Sears, Roebuck and Company                             780,000        29,452,800
                                                                 ---------------
                                                                      45,606,528

MULTI-UTILITIES -- 0.79%
SCANA Corporation                                      130,896         4,760,688

OIL & GAS -- 3.24%
Sunoco, Inc.                                           152,210         9,683,600
Teekay Shipping Corporation                            259,600         9,703,848
                                                                 ---------------
                                                                      19,387,448

PAPER & FOREST PRODUCTS -- 0.99%
Weyerhaeuser Company                                    94,200         5,945,904

REAL ESTATE -- 2.58%
Apartment Investment & Management                      303,600         9,451,068
Plum Creek Timber Company                              185,000         6,027,300
                                                                 ---------------
                                                                      15,478,368

SOFTWARE -- 4.02%
Computer Associates International, Inc.                860,000        24,131,600

TEXTILES, APPAREL & LUXURY GOODS -- 1.79%
Jones Apparel Group                                    271,100        10,703,028

THRIFTS & MORTGAGE FINANCE -- 3.85%
Freddie MAC                                            238,300        15,084,390
Washington Mutual, Inc.                                207,200         8,006,208
                                                                 ---------------
                                                                      23,090,598

TOBACCO -- 3.52%
Altria Group, Inc.                                     421,500        21,096,075

Total investments -- 94.42%
  (Cost -- $501,140,537)                                             566,082,823
Time deposit* -- 7.78%                                                46,655,314
Liabilities in excess of other assets -- (2.20)%                     (13,188,183)
                                                                 ---------------
Net Assets -- 100.00%                                            $   599,549,954

(a) -- NON-INCOME PRODUCING SECURITY.

* -- TIME DEPOSIT BEARS INTEREST AT 0.76% AND MATURES ON 07/01/2004.

                      SEE NOTES TO THE FINANCIAL STATEMENTS

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 2004

                               MID-CAP VALUE FUND

COMMON                                                SHARES
STOCKS -- 96.27%                                       HELD           VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 1.29%
Raytheon                                               690,800   $    24,709,915

AIRLINES -- 1.13%
Airtran Holdings, Inc. (a)                           1,532,400        21,668,136

AUTO COMPONENTS -- 2.10%
Delphi Automotive Systems                            2,791,500        29,813,220
Lear Corporation                                       173,900        10,258,361
                                                                 ---------------
                                                                      40,071,581

BEVERAGES -- 0.50%
Adolph Coors Company                                   130,800         9,462,072

BUILDING PRODUCTS -- 0.10%
Eagle Materials Inc.                                     6,041           429,032
Eagle Materials Inc. -- Class B                         20,311         1,406,537
                                                                 ---------------
                                                                       1,835,569

CHEMICALS -- 2.89%
Eastman Chemical Company                               205,500         9,500,265
FMC Corporation (a)                                    430,200        18,545,922
IMC Global, Inc. (a)                                 2,032,000        27,228,800
                                                                 ---------------
                                                                      55,274,987

COMMERCIAL BANKS -- 1.67%
KeyCorp                                                543,550        16,246,710
UnionBanCal Corporation                                278,900        15,729,960
                                                                 ---------------
                                                                      31,976,670

COMMERCIAL SERVICES & SUPPLIES -- 1.03%
Ikon Office Solutions, Inc.                          1,724,000        19,774,280

CONSUMER FINANCE -- 1.11%
Americredit Corporation (a)                          1,090,100        21,289,653

DIVERSIFIED FINANCIAL SERVICES -- 3.77%
CIT Group, Inc.                                      1,241,100        47,521,719
Principal Financial Group, Inc.                        705,100        24,523,378
                                                                 ---------------
                                                                      72,045,097

ELECTRIC UTILITIES -- 7.49%
Alliant Energy Corporation                           1,350,400   $    35,218,432
American Electric Power Company, Inc.                  590,200        18,886,400
Entergy Corporation                                    340,500        19,071,405
FirstEnergy Corporation                              1,459,800        54,611,118
Northeast Utilities                                    784,500        15,274,215
                                                                 ---------------
                                                                     143,061,570

FOOD & STAPLES RETAILING -- 2.03%
Albertson's Inc.                                     1,077,000        28,583,580
Safeway Inc. (a)                                       399,600        10,125,864
                                                                 ---------------
                                                                      38,709,444

FOOD PRODUCTS -- 0.54%
Del Monte Foods Company (a)                          1,022,500        10,388,600

GAS UTILITIES -- 1.20%
Southern Union Company (a)                           1,092,200        23,023,576

HEALTH CARE PROVIDERS & SERVICES -- 4.74%
Aetna Inc.                                             440,000        37,400,000
Health Net Inc. (a)                                    368,800         9,773,200
Tenet Healthcare Corporation (a)                     3,238,200        43,424,262
                                                                 ---------------
                                                                      90,597,462

HOTELS, RESTAURANTS & LEISURE -- 8.38%
Caesars Entertainment (a)                            1,379,000        20,685,000
Jack in the Box, Inc. (a)                              629,100        18,684,270
La Quinta Properties Inc. (a)                        3,262,800        27,407,520
Mandalay Resort Group                                  837,800        57,506,592
Yum! Brands, Inc. (a)                                  962,100        35,809,362
                                                                 ---------------
                                                                     160,092,744

HOUSEHOLD DURABLES -- 4.24%
Beazer Homes USA, Inc.                                 380,600        38,177,986
Centex Corporation                                     515,500        23,584,125
Furniture Brands International, Inc.                   771,400        19,323,570
                                                                 ---------------
                                                                      81,085,681

                      SEE NOTES TO THE FINANCIAL STATEMENTS

                                                      SHARES
                                                       HELD           VALUE
--------------------------------------------------------------------------------
INSURANCE -- 12.29%
Allmerica Financial Corporation                      1,223,700   $    41,361,060
Assurant Inc.                                        1,488,800        39,274,544
CNA Financial Corporation (a)                        1,018,424        30,135,166
Conseco Inc. (a)                                     1,995,400        39,708,460
Lincoln National Corporation                           568,400        26,856,900
The St. Paul Companies, Inc.                           423,700        17,176,798
Unumprovident Corporation                            2,534,800        40,303,320
                                                                 ---------------
                                                                     234,816,248

IT SERVICES -- 4.46%
Electronic Data Systems Corporation                  4,454,500        85,303,675

LEISURE EQUIPMENT & PRODUCTS -- 2.16%
Brunswick Corporation                                  154,800         6,315,840
Eastman Kodak Company                                1,297,300        35,001,154
                                                                 ---------------
                                                                      41,316,994

MARINE -- 1.00%
Alexander & Baldwin Inc.                               573,000        19,166,850

MEDIA -- 2.79%
R.H. Donnelley Corporation (a)                         248,900        10,886,886
Valassis Communications (a)                          1,395,000        42,505,650
                                                                 ---------------
                                                                      53,392,536

MULTILINE RETAIL -- 7.32%
J.C. Penney Company, Inc.                            1,595,200        60,234,752
Sears, Roebuck and Company                           2,109,500        79,654,720
                                                                 ---------------
                                                                     139,889,472

OIL & GAS -- 4.96%
Ashland Inc.                                           391,500        20,675,115
Sunoco, Inc.                                           355,544        22,619,709
Teekay Shipping Corporation                          1,124,700        42,041,286
Valero Energy Corporation                              127,700         9,419,152
                                                                 ---------------
                                                                      94,755,262

REAL ESTATE -- 9.05%
American Financial Reality Trust                     2,575,000   $    36,796,750
American Home Mortgage Investment                      406,600        10,543,138
Apartment Investment & Management                      633,700        19,727,081
LNR Property Corporation                               722,500        39,195,625
MI Developments Inc.                                 1,802,100        48,656,700
St. Joe Company                                        451,800        17,936,460
                                                                 ---------------
                                                                     172,855,754

ROAD & RAIL -- 2.51%
CSX Corporation                                      1,466,700        48,063,759

SOFTWARE -- 2.11%
Computer Associates International, Inc.              1,435,900        40,291,354

SPECIALTY RETAIL -- 0.96%
Foot Locker Inc.                                       757,500        18,437,550

TEXTILES, APPAREL & LUXURY GOODS -- 2.01%
Jones Apparel Group                                    736,100        29,061,228
Reebok International Limited                           258,800         9,311,624
                                                                 ---------------
                                                                      38,372,852

TOBACCO -- 0.44%
Loews Corporation -- Carolina Group                    341,900         8,393,645

Total investments -- 96.27%
  (Cost -- $1,618,490,264)                                         1,840,122,988
Time deposit* -- 4.72%                                                90,216,764
Liabilities in excess of other assets -- (0.99)%                     (18,938,631)
                                                                 ---------------
Net Assets -- 100.00%                                            $ 1,911,401,121

(a) -- NON-INCOME PRODUCING SECURITY.

* -- TIME DEPOSIT BEARS INTEREST AT 0.76% AND MATURES ON 07/01/2004.

                      SEE NOTES TO THE FINANCIAL STATEMENTS

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 2004

                              SMALL CAP VALUE FUND

COMMON                                                SHARES
STOCKS -- 97.28%                                       HELD           VALUE
--------------------------------------------------------------------------------
AIRLINES -- 2.61%
Airtran Holdings Inc. (a)                              526,100   $     7,439,054
Atlantic Coast Airlines (a)                          1,337,600         7,677,824
                                                                 ---------------
                                                                      15,116,878

AUTO COMPONENTS -- 1.65%
Hayes Lemmerz International (a)                        634,400         9,579,440

CHEMICALS -- 4.59%
Agrium Inc.                                          1,053,700        15,331,335
FMC Corporation (a)                                     39,400         1,698,534
IMC Global, Inc. (a)                                   714,000         9,567,600
                                                                 ---------------
                                                                      26,597,469

COMMERCIAL SERVICES & SUPPLIES -- 8.59%
Bowne & Company, Inc.                                  597,200         9,465,620
Heidrick & Struggles International, Inc. (a)           144,000         4,273,920
Ikon Office Solutions Inc.                             494,300         5,669,621
Kelly Services Inc.                                    597,500        17,805,500
Mac-Gray Corporation (a)                                40,300           263,562
Spherion Corporation (a)                             1,213,800        12,307,932
                                                                 ---------------
                                                                      49,786,155

CONSUMER FINANCE -- 0.60%
Americredit Corporation (a)                            178,300         3,482,199

ELECTRIC UTILITIES -- 3.02%
Alliant Energy Corporation                             359,000         9,362,720
Northeast Utilities                                    416,700         8,113,149
                                                                 ---------------
                                                                      17,475,869

FOOD & STAPLES RETAILING -- 3.28%
BJ's Wholesale Club (a)                                560,000        14,000,000
Pathmark Stores Inc. (a)                               652,600         4,972,812
                                                                 ---------------
                                                                      18,972,812

FOOD PRODUCTS -- 0.41%
Del Monte Foods Company (a)                            234,000         2,377,440

GAS UTILITIES -- 1.34%
Southern Union Company (a)                             368,800         7,774,304

HEALTH CARE PROVIDERS & SERVICES -- 2.41%
Lifepoint Hospitals (a)                                112,900   $     4,202,138
Magellan Health Services (a)                           291,700         9,757,365
                                                                 ---------------
                                                                      13,959,503

HOTELS, RESTAURANTS & LEISURE -- 5.69%
Isle of Capri Casinos, Inc. (a)                         20,600           359,470
Jack in the Box, Inc. (a)                              381,200        11,321,640
La Quinta Properties Inc. (a)                        1,387,400        11,654,160
Lodgian Inc. (a)                                       529,009         5,581,045
Magna Entertainment Corporation (a)                    680,400         4,014,360
                                                                 ---------------
                                                                      32,930,675

HOUSEHOLD DURABLES -- 11.43%
Beazer Homes USA, Inc.                                 278,000        27,886,180
Brookfield Homes Corporation                            82,700         2,165,913
Furniture Brands International, Inc.                   282,800         7,084,140
M/I Homes Inc.                                          32,400         1,315,440
Toll Brothers, Inc. (a)                                168,800         7,143,616
WCI Communities Inc. (a)                               923,600        20,605,516
                                                                 ---------------
                                                                      66,200,805

INSURANCE -- 5.19%
Allmerica Financial Corporation (a)                    650,100        21,973,380
Conseco Inc. (a)                                       148,600         2,957,140
United National Group (a)                              338,700         5,117,757
                                                                 ---------------
                                                                      30,048,277

IT SERVICES -- 2.49%
Bearingpoint Inc. (a)                                1,626,200        14,424,394

MACHINERY -- 0.46%
Joy Global, Inc.                                        89,800         2,688,612

MARINE -- 3.42%
Alexander & Baldwin Inc.                               592,900        19,832,505

MEDIA -- 4.04%
R.H. Donnelley Corporation (a)                         118,300         5,174,442
Valassis Communications (a)                            597,600        18,208,872
                                                                 ---------------
                                                                      23,383,314

                      SEE NOTES TO THE FINANCIAL STATEMENTS

                                                      SHARES
                                                       HELD           VALUE
--------------------------------------------------------------------------------
MULTI-UTILITIES -- 1.17%
Sierra Pacific Resources (a)                           879,700   $     6,782,487

OIL & GAS -- 7.96%
Ashland Inc.                                            58,400         3,084,104
Giant Industries Inc. (a)                              163,300         3,592,600
Overseas Shipholding Group                             514,300        22,696,059
Stellmar Shipping Limited                              327,700        10,863,255
Teekay Shipping Corporation                            157,600         5,891,088
                                                                 ---------------
                                                                      46,127,106

PAPER & FOREST PRODUCTS -- 0.90%
Pope & Talbot Inc.                                     264,700         5,233,119

REAL ESTATE -- 14.63%

American Financial Realty Trust                         92,800         1,326,112
American Financial Realty Trust 144A (r)               488,000         6,973,520
American Home Mortgage Investment                      415,000        10,760,950
Fieldstone Investment 144A (r)                         542,400         8,542,800
First Industrial Realty Trust                           42,900         1,582,152
Friedman Billings Ramsey Group                          69,420         1,373,822
LNR Property Corporation                               498,800        27,059,900
MI Developments Inc.                                   859,500        23,206,500
St. Joe Company                                         98,800         3,922,360
                                                                 ---------------
                                                                      84,748,116

ROAD & RAIL -- 0.78%
Central Freight Lines Inc. (a)                         563,800         4,510,400

SOFTWARE -- 1.75%
Concord Communications (a)                             462,800         5,280,548
Parametric Technology Corporation (a)                  971,343         4,856,715
                                                                 ---------------
                                                                      10,137,263

SPECIALTY RETAIL -- 2.68%
Foot Locker, Inc.                                      368,900         8,979,026
Genesco, Inc. (a)                                      208,600         4,929,218
Group 1 Automotive Inc. (a)                             15,700           521,397
Stage Stores, Inc. (a)                                  28,800         1,084,608
                                                                 ---------------
                                                                      15,514,249

TEXTILES, APPAREL & LUXURY GOODS -- 4.97%
Warnaco Group Inc. (a)                               1,352,400   $    28,765,548

THRIFTS & MORTGAGE FINANCE -- 0.36%
Timberland Bancorp                                      92,800         2,074,080

WIRELESS TELECOMMUNICATION SERVICES -- 0.86%
Metrocall Holdings Inc. (a)                             74,000         4,958,000

Total Common Stocks -- 97.28%
  (Cost $443,193,536)                                                563,481,019

BONDS -- 0.07%                                       PRINCIPAL
(COST $372,000)                                       AMOUNT
--------------------------------------------------------------------------------
Brookfield Homes Corporation Bond,
  12% due 6/30/20                                   $  372,000           385,950

Total investments -- 97.35%
  (Cost -- $443,565,536)                                             563,866,969
Time deposit* -- 2.18%                                                12,640,056
Other assets in excess of liabilities -- 0.47%                         2,689,909
                                                                 ---------------
Net Assets -- 100.00%                                            $   579,196,934

(a) -- NON-INCOME PRODUCING SECURITY.

(r) -- RESTRICTED SECURITY. PURCHASED IN A PRIVATE PLACEMENT TRANSACTION; RESALE TO THE PUBLIC MAY REQUIRE REGISTRATION OR BE LIMITED TO QUALIFIED INSTITUTIONAL BUYERS.

* --  TIME DEPOSIT BEARS INTEREST AT 0.76% AND MATURES ON 07/01/2004.

                      SEE NOTES TO THE FINANCIAL STATEMENTS

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 2004

                               ALL CAP VALUE FUND

COMMON                                                 SHARES
STOCKS  -- 97.95%                                       HELD          VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.98%
Lockheed Martin Corporation                             14,900   $       775,992

AIRLINES -- 2.00%
Atlantic Coast Airlines (a)                            274,100         1,573,334

COMMERCIAL BANKS -- 0.18%
Signature Bank NY (a)                                    6,058           143,938

COMMERCIAL SERVICES & SUPPLIES -- 0.15%
Cendant Corporation                                      4,700           115,056

DIVERSIFIED FINANCIAL SERVICES -- 0.92%
Principal Financial Group, Inc.                         20,900           726,902

FOOD & STAPLES RETAILING -- 0.98%
Albertsons Inc.                                         29,200           774,968

HEALTH CARE PROVIDERS & SERVICES -- 5.81%
Magellan Health Services (a)                            81,500         2,726,175
Tenet Healthcare Corporation (a)                       138,000         1,850,580
                                                                 ---------------
                                                                       4,576,755

HOTELS, RESTAURANTS & LEISURE -- 4.93%
Jack in the Box Inc. (a)                                72,500         2,153,250
Mandalay Resort Group                                   24,400         1,674,816
Yum! Brands, Inc. (a)                                    1,500            55,830
                                                                 ---------------
                                                                       3,883,896

HOUSEHOLD DURABLES -- 9.28%
Toll Brothers, Inc. (a)                                  7,400           313,168
WCI Communities Inc. (a)                               314,000         7,005,340
                                                                 ---------------
                                                                       7,318,508

INDUSTRIAL CONGLOMERATES -- 0.31%
Tyco International Limited                               7,400           245,236

INSURANCE -- 18.42%
Allmerica Financial Corporation (a)                    269,000         9,092,200
Metlife, Inc.                                           20,000           717,000
Prudential Financial, Inc.                              42,800         1,988,916
The St Paul Companies Inc.                              29,000         1,175,660
Unumprovident Corporation                               97,700         1,553,430
                                                                 ---------------
                                                                      14,527,206

IT SERVICES -- 6.19%
Electronic Data Systems Corporation                    255,000   $     4,883,250

MACHINERY -- 0.65%
Miller Industries Inc. (a)                              52,100           513,706

MULTILINE RETAIL -- 12.80%
J.C. Penney Company, Inc.                               12,300           464,448
Sears, Roebuck & Company                               255,000         9,628,800
                                                                 ---------------
                                                                      10,093,248

REAL ESTATE -- 23.11%
American Financial Realty Trust                        101,400         1,449,006
American Financial Realty Trust 144A (r)                 2,000            28,580
American Home Mortgage Investment                      131,300         3,404,609
Apartment Investment & Management                       51,600         1,606,308
Capital Lease Funding (a)                              246,500         2,563,600
Fieldstone Investment 144A (r)                         188,900         2,975,175
Government Properties Trust                            363,100         3,794,395
MI Developments Inc.                                    88,700         2,394,900
                                                                 ---------------
                                                                      18,216,573

SOFTWARE -- 4.19%
Computer Associates International, Inc.                117,700         3,302,662

TEXTILES, APPAREL & LUXURY GOODS -- 4.89%
Warnaco Group Inc. (a)                                 181,400         3,858,378

THRIFTS & MORTGAGE FINANCE -- 2.16%
Amnet Mortgage Inc. (a)                                138,000         1,421,400
Saxon Capital Inc. (a)                                  12,500           285,375
                                                                 ---------------
                                                                       1,706,775

Total investments -- 97.95%
  (Cost -- $73,315,309)                                               77,236,383

Time deposit* -- 2.72%                                                 2,145,926
Liabilities in excess of other assets -- (0.67)%                        (528,272)
                                                                 ---------------
Net Assets -- 100.0%                                             $    78,854,037

(a) -- NON-INCOME PRODUCING SECURITY.

(r) -- RESTRICTED SECURITY. PURCHASED IN A PRIVATE PLACEMENT TRANSACTION; RESALE TO THE PUBLIC MAY REQUIRE REGISTRATION OR BE LIMITED TO QUALIFIED INSTITUTIONAL BUYERS.

* --  TIME DEPOSIT BEARS INTEREST AT 0.76% AND MATURES ON 07/01/2004.

                      SEE NOTES TO THE FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2004

                                                          LARGE CAP VALUE    MID-CAP VALUE    SMALL CAP VALUE    ALL CAP VALUE
                                                               FUND              FUND              FUND              FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value*                                  $   566,082,823   $ 1,840,122,988   $   563,866,969   $    77,236,383
  Time deposit                                                 46,655,314        90,216,764        12,640,056         2,145,926
  Dividends and interest receivable                               761,552         1,259,555           495,884           190,872
  Receivable for investments sold                                      --                --           703,161                --
  Receivable for Fund shares sold                              14,875,502        11,295,519         5,936,549         1,227,065
                                                          ---------------   ---------------   ---------------   ---------------
      Total assets                                        $   628,375,191   $ 1,942,894,826   $   583,642,619   $    80,800,246
                                                          ---------------   ---------------   ---------------   ---------------
LIABILITIES:
  Payable for investments purchased                       $    28,465,871   $    29,797,542   $     3,811,600   $     1,851,557
  Payable for Fund shares repurchased                             222,828         1,198,614           314,179            57,689
  Accrued expenses and other liabilities                          136,538           497,549           319,906            36,963
                                                          ---------------   ---------------   ---------------   ---------------
      Total liabilities                                        28,825,237        31,493,705         4,445,685         1,946,209
                                                          ---------------   ---------------   ---------------   ---------------
      Net assets                                          $   599,549,954   $ 1,911,401,121   $   579,196,934   $    78,854,037
                                                          ===============   ===============   ===============   ===============
NET ASSETS CONSIST OF:
  Paid in capital                                         $   532,338,589   $ 1,658,534,382   $   387,642,032   $    74,808,026
  Undistributed net investment income -- net                    1,063,373         1,614,259           254,783            14,468
  Undistributed net realized gains on securities                1,205,706        29,619,756        70,998,686           110,469
  Net unrealized appreciation of securities                    64,942,286       221,632,724       120,301,433         3,921,074
                                                          ---------------   ---------------   ---------------   ---------------
      Net assets                                          $   599,549,954   $ 1,911,401,121   $   579,196,934   $    78,854,037
                                                          ===============   ===============   ===============   ===============
CALCULATION OF NET ASSET VALUE PER SHARE -- CLASS A
  Net assets                                              $   311,595,551   $   755,748,501   $   217,832,830   $    35,437,625
  Shares outstanding (unlimited shares $0.001 par
    value authorized)                                          15,545,037        30,930,361         4,284,502         2,073,651
  Net asset value per share                               $         20.04   $         24.43   $         50.84   $         17.09
                                                          ===============   ===============   ===============   ===============
PUBLIC OFFERING PRICE PER SHARE -- CLASS A
  ($20.04 divided by .9475, $24.43 divided by .9475,
    $50.84 divided by .9475, $17.09 divided by .9475)     $         21.15   $         25.78   $         53.66   $         18.04
                                                          ===============   ===============   ===============   ===============
CALCULATION OF NET ASSET VALUE PER SHARE AND PUBLIC
  OFFERING PRICE PER SHARE -- CLASS B
  Net assets                                              $     6,584,399   $    42,018,182   $    11,247,895
  Shares outstanding (unlimited shares $0.001 par
    value authorized)                                             331,851         1,753,137           227,690
  Net asset value per share                               $         19.84   $         23.97   $         49.40
                                                          ===============   ===============   ===============
CALCULATION OF NET ASSET VALUE PER SHARE AND PUBLIC
  OFFERING PRICE PER SHARE -- CLASS C
  Net assets                                              $    78,986,352   $   201,360,225   $    25,132,147   $    20,738,727
  Shares outstanding (unlimited shares $0.001 par
    value authorized)                                           3,981,327         8,392,804           508,260         1,228,438
  Net asset value per share                               $         19.84   $         23.99   $         49.45   $         16.88
                                                          ===============   ===============   ===============   ===============
CALCULATION OF NET ASSET VALUE PER SHARE AND PUBLIC
  OFFERING PRICE PER SHARE -- CLASS R
  Net assets                                              $     1,664,642   $     4,031,911
  Shares outstanding (unlimited shares $0.001 par
    value authorized)                                              82,199           162,726
  Net asset value per share                               $         20.25   $         24.78
                                                          ===============   ===============
CALCULATION OF NET ASSET VALUE PER SHARE AND PUBLIC
  OFFERING PRICE PER SHARE -- CLASS I
  Net assets                                              $   200,719,010   $   908,242,302   $   324,984,062   $    22,677,685
  Shares outstanding (unlimited shares $0.001 par
    value authorized)                                           9,992,135        37,030,784         6,430,115         1,332,262
  Net asset value per share                               $         20.09   $         24.53   $         50.54   $         17.02
                                                          ===============   ===============   ===============   ===============

*Cost of investments                                      $   501,140,537   $ 1,618,490,264   $   443,565,536   $    73,315,309
                                                          ===============   ===============   ===============   ===============

                      SEE NOTES TO THE FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2004

                                                          LARGE CAP VALUE    MID-CAP VALUE    SMALL CAP VALUE    ALL CAP VALUE
                                                               FUND              FUND              FUND              FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income*
    Dividends                                             $     4,875,806   $    14,173,188   $     5,152,124   $       634,123
    Interest                                                       69,835           229,082            69,864             5,682
    Other                                                             273             1,278               210                --
                                                          ---------------   ---------------   ---------------   ---------------
        Total Income                                            4,945,914        14,403,548         5,222,198           639,805
                                                          ---------------   ---------------   ---------------   ---------------
EXPENSES:
  Advisory fees                                                 1,965,806         6,813,743         3,563,811           311,361
  Professional fees and expenses                                   31,355            78,926            58,386            17,537
  Custodian fees and expenses                                      21,053            58,649            33,902             7,584
  Transfer agent fees and expenses                                338,736         1,263,781         1,043,261            74,767
  Accounting fees and expenses                                    104,469           212,976           131,115            48,377
  Administration fees                                             222,928           772,796           408,801            35,113
  Trustees' fees and expenses                                       8,521            29,948            19,588             1,344
  Reports to shareholders                                          15,300            51,933            45,955             1,710
  Registration fees                                                61,721            82,106            54,163            40,982
  Distribution and services fees -- Class A                       332,504           788,608           494,600            45,432
  Distribution and services fees -- Class B                        35,321           280,971            90,441                --
  Distribution and services fees -- Class C                       290,921           934,430           207,211            91,952
  Distribution and services fees -- Class R                         1,672             4,694                --                --
  Other expenses                                                   11,521            37,840            33,761             1,240
                                                          ---------------   ---------------   ---------------   ---------------
      Total expenses                                            3,441,828        11,411,401         6,184,995           677,399
  Less, expense waiver                                            (77,645)               --                --           (40,056)
                                                          ---------------   ---------------   ---------------   ---------------
      Net expenses                                              3,364,183        11,411,401         6,184,995           637,343
                                                          ---------------   ---------------   ---------------   ---------------
  Net investment income (loss)                                  1,581,731         2,992,147          (962,797)            2,462
                                                          ---------------   ---------------   ---------------   ---------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gains on securities                            2,908,226        40,472,180        81,833,279           142,322
    Net change in unrealized appreciation/depreciation
      of securities                                            54,161,567       196,949,255        88,252,916         3,642,569
                                                          ---------------   ---------------   ---------------   ---------------
  Net gains on investments                                     57,069,793       237,421,435       170,086,195         3,784,891
                                                          ---------------   ---------------   ---------------   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $    58,651,524   $   240,413,582   $   169,123,398   $     3,787,353
                                                          ===============   ===============   ===============   ===============

*Net of Foreign Taxes Withheld                                $        --   $        50,790   $        33,614   $         2,913
                                                          ===============   ===============   ===============   ===============

                      SEE NOTES TO THE FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                         LARGE CAP VALUE FUND
                                                  ----------------------------------
                                                    YEAR ENDED         YEAR ENDED
                                                   JUNE 30, 2004      JUNE 30, 2003
------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                  $     1,581,731    $       648,527
    Net realized gains (losses) on securities           2,908,226             62,972
    Net change in unrealized appreciation/
      depreciation of securities                       54,161,567          4,583,327
                                                  ---------------    ---------------
        Net increase in net assets resulting
          from operations                              58,651,524          5,294,826
                                                  ---------------    ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Investment income -- net:
      Class I                                            (433,595)          (402,376)
      Class A                                            (381,639)          (104,103)
      Class B                                              (2,935)            (1,610)
      Class C                                             (26,203)            (5,830)
    Realized gain on investments -- net:
      Class I                                            (326,451)        (2,763,994)
      Class A                                            (424,491)          (593,175)
      Class B                                             (12,781)           (16,162)
      Class C                                             (73,612)           (82,303)
      Class R                                                  --                 --
                                                  ---------------    ---------------
        Net decrease in net assets resulting
          from dividends and distributions to
          shareholders                                 (1,681,707)        (3,969,553)
                                                  ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
    Net increase in net assets derived from
      capital share transactions                      466,845,207         27,364,247
                                                  ---------------    ---------------
NET ASSETS:
    Total increase in net assets                      523,815,024         28,689,520
    Beginning of year                                  75,734,930         47,045,410
                                                  ---------------    ---------------
    End of year*                                  $   599,549,954    $    75,734,930
                                                  ===============    ===============

^ Commencement of operations.

                      SEE NOTES TO THE FINANCIAL STATEMENTS

                                                         MID-CAP VALUE FUND
                                                  ----------------------------------
                                                    YEAR ENDED        YEAR ENDED
                                                   JUNE 30, 2004     JUNE 30, 2003
------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                  $     2,992,147    $       971,058
    Net realized gains (losses) on securities          40,472,180           (290,749)
    Net change in unrealized appreciation/
      depreciation of securities                      196,949,255         22,562,435
                                                  ---------------    ---------------
        Net increase in net assets resulting
          from operations                             240,413,582         23,242,744
                                                  ---------------    ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Investment income -- net:
      Class I                                          (1,368,825)          (282,763)
      Class A                                            (587,101)           (61,148)
      Class B                                             (16,323)                --
      Class C                                                (390)                --
    Realized gain on investments -- net:
      Class I                                          (5,828,896)        (1,750,822)
      Class A                                          (3,336,607)          (595,947)
      Class B                                            (395,838)          (224,549)
      Class C                                          (1,107,621)          (207,278)
      Class R                                              (1,658)                --
                                                  ---------------    ---------------
        Net decrease in net assets resulting
          from dividends and distributions to
          shareholders                                (12,643,259)        (3,122,507)
                                                  ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
    Net increase in net assets derived from
      capital share transactions                    1,432,295,894        128,236,404
                                                  ---------------    ---------------
NET ASSETS:
    Total increase in net assets                    1,660,066,217        148,356,641
    Beginning of year                                 251,334,904        102,978,263
                                                  ---------------    ---------------
    End of year*                                  $ 1,911,401,121    $   251,334,904
                                                  ===============    ===============

                                                         SMALL CAP VALUE FUND
                                                  ----------------------------------
                                                    YEAR ENDED        YEAR ENDED
                                                   JUNE 30, 2004     JUNE 30, 2003
------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                  $      (962,797)   $       351,737
    Net realized gains (losses) on securities          81,833,279          3,442,200
    Net change in unrealized appreciation/
      depreciation of securities                       88,252,916         25,466,956
                                                  ---------------    ---------------
        Net increase in net assets resulting
          from operations                             169,123,398         29,260,893
                                                  ---------------    ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Investment income -- net:
      Class I                                            (113,240)          (166,924)
      Class A                                                  --            (76,338)
      Class B                                                  --             (1,797)
      Class C                                                  --             (2,813)
    Realized gain on investments -- net:
      Class I                                          (4,556,091)                --
      Class A                                          (3,814,494)                --
      Class B                                            (174,267)                --
      Class C                                            (409,097)                --
      Class R                                                  --                 --
                                                  ---------------    ---------------
        Net decrease in net assets resulting
          from dividends and distributions to
          shareholders                                 (9,067,189)          (247,872)
                                                  ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
    Net increase in net assets derived from
      capital share transactions                      157,887,481        116,899,975
                                                  ---------------    ---------------
NET ASSETS:
    Total increase in net assets                      317,943,690        145,912,996
    Beginning of year                                 261,253,244        115,340,248
                                                  ---------------    ---------------
    End of year*                                  $   579,196,934    $   261,253,244
                                                  ===============    ===============

                                                             ALL CAP VALUE FUND
                                                  ----------------------------------------
                                                                            PERIOD
                                                    YEAR ENDED        DECEMBER 31, 2002^
                                                   JUNE 30, 2004     THROUGH JUNE 30, 2003
------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                  $         2,462    $               3,113
    Net realized gains (losses) on securities             142,322                   15,113
    Net change in unrealized appreciation/
      depreciation of securities                        3,642,569                  278,505
                                                  ---------------    ---------------------
        Net increase in net assets resulting
          from operations                               3,787,353                  296,731
                                                  ---------------    ---------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Investment income -- net:
      Class I                                             (11,531)                      --
      Class A                                              (5,272)                      --
      Class B                                                  --                       --
      Class C                                                (522)                      --
    Realized gain on investments -- net:
      Class I                                             (14,502)                      --
      Class A                                             (12,762)                      --
      Class B                                                  --                       --
      Class C                                              (5,490)                      --
      Class R                                                  --                       --
                                                  ---------------    ---------------------
        Net decrease in net assets resulting
          from dividends and distributions to
          shareholders                                    (50,079)                      --
                                                  ---------------    ---------------------
CAPITAL SHARE TRANSACTIONS:
    Net increase in net assets derived from
      capital share transactions                       71,556,996                3,263,036
                                                  ---------------    ---------------------
NET ASSETS:
    Total increase in net assets                       75,294,270                3,559,767
    Beginning of year                                   3,559,767                       --
                                                  ---------------    ---------------------
    End of year*                                  $    78,854,037    $           3,559,767
                                                  ===============    =====================

                      SEE NOTES TO THE FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.

                                                            INCOME FROM INVESTMENT OPERATIONS
                                                         ----------------------------------------
                                                                        NET GAINS
                                                                       (LOSSES) ON
                                             NET ASSET                  SECURITIES
                                              VALUE,        NET           (BOTH        TOTAL FROM
                                             BEGINNING   INVESTMENT    REALIZED AND    INVESTMENT
LARGE CAP VALUE FUND                         OF PERIOD     INCOME       UNREALIZED)    OPERATIONS
-------------------------------------------------------------------------------------------------
CLASS I
  Year ended 6/30/2004                       $   15.26   $     0.10    $       4.92    $     5.02
  Year ended 6/30/2003                           15.99         0.17            0.36          0.53
  Year ended 6/30/2002                           16.82         0.22           (0.32)        (0.10)
  Year ended 6/30/2001                           13.02         0.31            3.80          4.11
  Year ended 6/30/2000                           19.96         0.39           (4.14)        (3.75)

CLASS A
  Year ended 6/30/2004                           15.25         0.11            4.85          4.96
  Year ended 6/30/2003                           15.98         0.16            0.35          0.51
  Period from 10/26/2001(1) to 6/30/2002         15.57         0.13            0.87          1.00

CLASS B
  Year ended 6/30/2004                           15.14           --            4.79          4.79
  Year ended 6/30/2003                           15.93         0.04            0.36          0.40
  Period from 2/4/2002(1) to 6/30/2002           15.60         0.02            0.31          0.33

CLASS C
  Year ended 6/30/2004                           15.15        (0.13)           4.93          4.80
  Year ended 6/30/2003                           15.92        (0.16)           0.56          0.40
  Period from 2/4/2002(1) to 6/30/2002           15.60         0.03            0.29          0.32

CLASS R
  Period from 8/28/2003(1) to 6/30/2004          16.26         0.02            3.97          3.99

                                                     DIVIDENDS AND DISTRIBUTIONS
                                             --------------------------------------------
                                             DIVIDENDS     DISTRIBUTIONS
                                             (FROM NET         (FROM
                                             INVESTMENT       CAPITAL          TOTAL
LARGE CAP VALUE FUND                           INCOME)         GAINS)       DISTRIBUTIONS
-----------------------------------------------------------------------------------------
CLASS I
  Year ended 6/30/2004                       $    (0.12)   $       (0.07)   $       (0.19)
  Year ended 6/30/2003                            (0.16)           (1.10)           (1.26)
  Year ended 6/30/2002                            (0.15)           (0.58)           (0.73)
  Year ended 6/30/2001                            (0.31)              --            (0.31)
  Year ended 6/30/2000                            (0.39)           (2.80)           (3.19)

CLASS A
  Year ended 6/30/2004                            (0.10)           (0.07)           (0.17)
  Year ended 6/30/2003                            (0.14)           (1.10)           (1.24)
  Period from 10/26/2001(1) to 6/30/2002          (0.09)           (0.50)           (0.59)

CLASS B
  Year ended 6/30/2004                            (0.02)           (0.07)           (0.09)
  Year ended 6/30/2003                            (0.09)           (1.10)           (1.19)
  Period from 2/4/2002(1) to 6/30/2002               --               --               --

CLASS C
  Year ended 6/30/2004                            (0.04)           (0.07)           (0.11)
  Year ended 6/30/2003                            (0.07)           (1.10)           (1.17)
  Period from 2/4/2002(1) to 6/30/2002               --               --               --

CLASS R
  Period from 8/28/2003(1) to 6/30/2004              --               --               --

                                                                        NET ASSETS,
                                             NET ASSET                    END OF
                                             VALUE, END     TOTAL       PERIOD (IN
LARGE CAP VALUE FUND                          OF PERIOD    RETURN(2)    THOUSANDS)
----------------------------------------------------------------------------------
CLASS I
  Year ended 6/30/2004                       $    20.09       33.20%    $  200,719
  Year ended 6/30/2003                            15.26        4.95         44,077
  Year ended 6/30/2002                            15.99       (0.38)        39,215
  Year ended 6/30/2001                            16.82       31.90         47,271
  Year ended 6/30/2000                            13.02      (19.82)        79,313

CLASS A
  Year ended 6/30/2004                            20.04       32.78        311,596
  Year ended 6/30/2003                            15.25        4.79         28,704
  Period from 10/26/2001(1) to 6/30/2002          15.98        6.51          6,546

CLASS B
  Year ended 6/30/2004                            19.84       31.78          6,584
  Year ended 6/30/2003                            15.14        4.05            546
  Period from 2/4/2002(1) to 6/30/2002            15.93        2.12            193

CLASS C
  Year ended 6/30/2004                            19.84       31.83         78,986
  Year ended 6/30/2003                            15.15        4.05          2,408
  Period from 2/4/2002(1) to 6/30/2002            15.92        2.05          1,092

CLASS R
  Period from 8/28/2003(1) to 6/30/2004           20.25       24.54          1,665

                                                     RATIOS TO AVERAGE NET ASSETS
                                             -------------------------------------------
                                               EXPENSES,                      INVESTMENT
                                                 NET OF                        INCOME --
LARGE CAP VALUE FUND                         REIMBURSEMENT      EXPENSES         NET
----------------------------------------------------------------------------------------
CLASS I
  Year ended 6/30/2004                                1.03%         1.06%           0.85%
  Year ended 6/30/2003                                1.05          1.34            1.32
  Year ended 6/30/2002                                1.00          1.50            1.30
  Year ended 6/30/2001                                0.95          1.20            1.96
  Year ended 6/30/2000                                0.95          1.02            2.37

CLASS A
  Year ended 6/30/2004                                1.28          1.31            0.60
  Year ended 6/30/2003                                1.30          1.59            1.07
  Period from 10/26/2001(1) to 6/30/2002              1.25(3)       1.75(3)         1.05(3)

CLASS B
  Year ended 6/30/2004                                2.03          2.06           (0.15)
  Year ended 6/30/2003                                2.05          2.34            0.32
  Period from 2/4/2002(1) to 6/30/2002                2.00(3)       2.50(3)         0.30(3)

CLASS C
  Year ended 6/30/2004                                2.03          2.06           (0.14)
  Year ended 6/30/2003                                2.05          2.34            0.32
  Period from 2/4/2002(1) to 6/30/2002                2.00(3)       2.50(3)         0.30(3)

CLASS R
  Period from 8/28/2003(1) to 6/30/2004               1.71(3)       1.74(3)         0.53(3)

                                                     YEAR ENDED JUNE 30,
                                             ------------------------------------
                                             2004    2003    2002    2001    2000
---------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                         5%     35%     96%     26%     41%

(1)  COMMENCEMENT OF OPERATIONS.
(2) TOTAL RETURNS EXCLUDE THE EFFECTS OF SALES CHARGES. THE FUND'S INVESTMENT ADVISOR WAIVED A PORTION OF ITS ADVISORY FEES AND REIMBURSED A PORTION OF THE FUND'S EXPENSES. WITHOUT SUCH WAIVER AND REIMBURSEMENT, THE FUND'S PERFORMANCE WOULD HAVE BEEN LOWER.
(3)  ANNUALIZED.

                      SEE NOTES TO THE FINANCIAL STATEMENTS

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.

                                                            INCOME FROM INVESTMENT OPERATIONS
                                                         ----------------------------------------
                                                                        NET GAINS
                                                                       (LOSSES) ON
                                             NET ASSET                  SECURITIES
                                              VALUE,        NET           (BOTH        TOTAL FROM
                                             BEGINNING   INVESTMENT    REALIZED AND    INVESTMENT
MID-CAP VALUE FUND                           OF PERIOD     INCOME       UNREALIZED)    OPERATIONS
-------------------------------------------------------------------------------------------------
CLASS I
  Year ended 6/30/2004                       $   17.64   $     0.06   $        7.24    $     7.30
  Year ended 6/30/2003                           17.01         0.09            0.93          1.02
  Year ended 6/30/2002                           17.14         0.11            0.68          0.79
  Year ended 6/30/2001                           12.75         0.18            4.84          5.02
  Year ended 6/30/2000                           12.03         0.18            0.97          1.15

CLASS A
  Year ended 6/30/2004                           17.61         0.03            7.18          7.21
  Year ended 6/30/2003                           16.99         0.05            0.94          0.99
  Year ended 6/30/2002                           17.12         0.11            0.66          0.77
  Period from 1/2/2001(1) to 6/30/2001           15.02         0.04            2.06          2.10

CLASS B
  Year ended 6/30/2004                           17.36        (0.06)           7.00          6.94
  Year ended 6/30/2003                           16.85        (0.02)           0.87          0.85
  Year ended 6/30/2002                           17.06           --            0.63          0.63
  Period from 1/2/2001(1) to 6/30/2001           15.02         0.01            2.03          2.04

CLASS C
  Year ended 6/30/2004                           17.38        (0.03)           6.97          6.94
  Year ended 6/30/2003                           16.87        (0.01)           0.86          0.85
  Year ended 6/30/2002                           17.07         0.02            0.62          0.64
  Period from 1/2/2001(1) to 6/30/2001           15.02           --(4)         2.05          2.05

CLASS R
  Period 8/28/2003(1) through 6/30/2004          19.33         0.08            5.78          5.86

                                                     DIVIDENDS AND DISTRIBUTIONS
                                             --------------------------------------------
                                             DIVIDENDS     DISTRIBUTIONS
                                             (FROM NET         (FROM
                                             INVESTMENT       CAPITAL          TOTAL
MID-CAP VALUE FUND                             INCOME)         GAINS)       DISTRIBUTIONS
-----------------------------------------------------------------------------------------
CLASS I
  Year ended 6/30/2004                       $    (0.08)   $       (0.33)   $       (0.41)
  Year ended 6/30/2003                            (0.05)           (0.34)           (0.39)
  Year ended 6/30/2002                            (0.15)           (0.77)           (0.92)
  Year ended 6/30/2001                            (0.27)           (0.36)           (0.63)
  Year ended 6/30/2000                            (0.14)           (0.29)           (0.43)

CLASS A
  Year ended 6/30/2004                            (0.06)           (0.33)           (0.39)
  Year ended 6/30/2003                            (0.03)           (0.34)           (0.37)
  Year ended 6/30/2002                            (0.13)           (0.77)           (0.90)
  Period from 1/2/2001(1) to 6/30/2001               --               --               --

CLASS B
  Year ended 6/30/2004                               --            (0.33)           (0.33)
  Year ended 6/30/2003                               --            (0.34)           (0.34)
  Year ended 6/30/2002                            (0.07)           (0.77)           (0.84)
  Period from 1/2/2001(1) to 6/30/2001               --               --               --

CLASS C
  Year ended 6/30/2004                               --            (0.33)           (0.33)
  Year ended 6/30/2003                               --            (0.34)           (0.34)
  Year ended 6/30/2002                            (0.07)           (0.77)           (0.84)
  Period from 1/2/2001(1) to 6/30/2001               --               --               --

CLASS R
  Period 8/28/2003(1) through 6/30/2004           (0.08)           (0.33)           (0.41)

                                                                        NET ASSETS,
                                             NET ASSET                    END OF
                                             VALUE, END     TOTAL       PERIOD (IN
MID-CAP VALUE FUND                            OF PERIOD    RETURN(2)    THOUSANDS)
----------------------------------------------------------------------------------
CLASS I
  Year ended 6/30/2004                       $    24.53        41.67%   $  908,242
  Year ended 6/30/2003                            17.64         6.46       162,404
  Year ended 6/30/2002                            17.01         4.77        63,741
  Year ended 6/30/2001                            17.14        40.36        30,198
  Year ended 6/30/2000                            12.75        10.41        10,260

CLASS A
  Year ended 6/30/2004                            24.43        41.21       755,749
  Year ended 6/30/2003                            17.61         6.26        60,159
  Year ended 6/30/2002                            16.99         4.64        18,790
  Period from 1/2/2001(1) to 6/30/2001            17.12        13.98           844

CLASS B
  Year ended 6/30/2004                            23.97        40.21        42,018
  Year ended 6/30/2003                            17.36         5.41        13,562
  Year ended 6/30/2002                            16.85         3.82        11,363
  Period from 1/2/2001(1) to 6/30/2001            17.06        13.58         3,925

CLASS C
  Year ended 6/30/2004                            23.99        40.19       201,360
  Year ended 6/30/2003                            17.38         5.40        15,209
  Year ended 6/30/2002                            16.87         3.85         9,084
  Period from 1/2/2001(1) to 6/30/2001            17.07        13.65         2,400

CLASS R
  Period 8/28/2003(1) through 6/30/2004           24.78        30.58         4,032

                                                     RATIOS TO AVERAGE NET ASSETS
                                             -------------------------------------------
                                               EXPENSES,                      INVESTMENT
                                                 NET OF                        INCOME --
MID-CAP VALUE FUND                           REIMBURSEMENT      EXPENSES         NET
----------------------------------------------------------------------------------------
CLASS I
  Year ended 6/30/2004                                1.03%         1.03%           0.55%
  Year ended 6/30/2003                                1.15          1.22            0.88
  Year ended 6/30/2002                                1.15          1.40            0.94
  Year ended 6/30/2001                                1.15          1.57            1.91
  Year ended 6/30/2000                                1.15          1.92            2.12

CLASS A
  Year ended 6/30/2004                                1.28          1.28            0.30
  Year ended 6/30/2003                                1.40          1.47            0.63
  Year ended 6/30/2002                                1.40          1.65            0.69
  Period from 1/2/2001(1) to 6/30/2001                1.40(3)       2.22(3)         1.02(3)

CLASS B
  Year ended 6/30/2004                                2.04          2.04           (0.45)
  Year ended 6/30/2003                                2.15          2.22           (0.12)
  Year ended 6/30/2002                                2.15          2.40           (0.07)
  Period from 1/2/2001(1) to 6/30/2001                2.15(3)       2.96(3)         0.23(3)

CLASS C
  Year ended 6/30/2004                                2.04          2.04           (0.45)
  Year ended 6/30/2003                                2.15          2.22           (0.12)
  Year ended 6/30/2002                                2.15          2.40           (0.07)
  Period from 1/2/2001(1) to 6/30/2001                2.14(3)       2.96(3)         0.18(3)

CLASS R
  Period 8/28/2003(1) through 6/30/2004               1.72(3)       1.72(3)         0.16(3)

                                                     YEAR ENDED JUNE 30,
                                             ------------------------------------
                                             2004    2003    2002    2001    2000
---------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                        25%     56%     82%    138%    179%

(1)  COMMENCEMENT OF OPERATIONS.
(2) TOTAL RETURNS EXCLUDE THE EFFECTS OF SALES CHARGES. PRIOR TO 7/1/2003, THE FUND'S INVESTMENT ADVISOR WAIVED A PORTION OF ITS ADVISORY FEES AND REIMBURSED A PORTION OF THE FUND'S EXPENSES. WITHOUT SUCH WAIVER AND REIMBURSEMENT, THE FUND'S PERFORMANCE WOULD HAVE BEEN LOWER.
(3)  ANNUALIZED.
(4)  AMOUNT IS LESS THAN $0.01 PER SHARE.

                      SEE NOTES TO THE FINANCIAL STATEMENTS

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.

                                                            INCOME FROM INVESTMENT OPERATIONS
                                                         ----------------------------------------
                                                                        NET GAINS
                                                                       (LOSSES) ON
                                             NET ASSET                  SECURITIES
                                              VALUE,        NET           (BOTH        TOTAL FROM
                                             BEGINNING   INVESTMENT    REALIZED AND    INVESTMENT
SMALL CAP VALUE FUND                         OF PERIOD     INCOME       UNREALIZED)    OPERATIONS
-------------------------------------------------------------------------------------------------
CLASS I
  Year ended 6/30/2004                       $   34.55   $     0.07    $      16.77    $    16.84
  Year ended 6/30/2003                           31.83         0.08            2.69          2.77
  Year ended 6/30/2002                           26.63         0.07            5.33          5.40
  Year ended 6/30/2001                           17.11         0.25            9.28          9.53
  Year ended 6/30/2000                           21.02         0.02           (3.93)        (3.91)

CLASS A
  Year ended 6/30/2004                           34.81        (0.01)          16.87         16.86
  Year ended 6/30/2003                           32.12        (0.11)           2.85          2.74
  Year ended 6/30/2002                           26.86         0.20            5.26          5.46
  Period from 10/6/2000(1) to 6/30/2001          19.64         0.16            7.07          7.23

CLASS B
  Year ended 6/30/2004                           34.10        (0.26)          16.39         16.13
  Year ended 6/30/2003                           31.71        (0.13)           2.55          2.42
  Period from 2/4/2002(1) to 6/30/2002           28.84        (0.03)           2.90          2.87

CLASS C
  Year ended 6/30/2004                           34.13        (0.24)          16.39         16.15
  Year ended 6/30/2003                           31.71        (0.14)           2.58          2.44
  Period from 2/4/2002(1) to 6/30/2002           28.84        (0.04)           2.91          2.87

                                                     DIVIDENDS AND DISTRIBUTIONS
                                             --------------------------------------------
                                             DIVIDENDS     DISTRIBUTIONS
                                             (FROM NET         (FROM
                                             INVESTMENT       CAPITAL          TOTAL
SMALL CAP VALUE FUND                           INCOME)         GAINS)       DISTRIBUTIONS
-----------------------------------------------------------------------------------------
CLASS I
  Year ended 6/30/2004                       $    (0.02)   $       (0.83)   $       (0.85)
  Year ended 6/30/2003                            (0.05)              --            (0.05)
  Year ended 6/30/2002                            (0.20)              --            (0.20)
  Year ended 6/30/2001                            (0.01)              --            (0.01)
  Year ended 6/30/2000                               --               --               --

CLASS A
  Year ended 6/30/2004                               --            (0.83)           (0.83)
  Year ended 6/30/2003                            (0.05)              --            (0.05)
  Year ended 6/30/2002                            (0.20)              --            (0.20)
  Period from 10/6/2000(1) to 6/30/2001           (0.01)              --            (0.01)

CLASS B
  Year ended 6/30/2004                               --            (0.83)           (0.83)
  Year ended 6/30/2003                            (0.03)              --            (0.03)
  Period from 2/4/2002(1) to 6/30/2002               --               --               --

CLASS C
  Year ended 6/30/2004                               --            (0.83)           (0.83)
  Year ended 6/30/2003                            (0.02)              --            (0.02)
  Period from 2/4/2002(1) to 6/30/2002               --               --               --

                                                                        NET ASSETS,
                                             NET ASSET                    END OF
                                             VALUE, END     TOTAL       PERIOD (IN
SMALL CAP VALUE FUND                          OF PERIOD    RETURN(2)    THOUSANDS)
----------------------------------------------------------------------------------
CLASS I
  Year ended 6/30/2004                       $    50.54        49.06%    $  324,984
  Year ended 6/30/2003                            34.55         8.72        136,680
  Year ended 6/30/2002                            31.83        20.45         97,458
  Year ended 6/30/2001                            26.63        55.69         48,773
  Year ended 6/30/2000                            17.11       (18.60)        32,233

CLASS A
  Year ended 6/30/2004                            50.84        48.70        217,833
  Year ended 6/30/2003                            34.81         8.57        111,208
  Year ended 6/30/2002                            32.12        20.47         13,660
  Period from 10/6/2000(1) to 6/30/2001           26.86        38.28             26

CLASS B
  Year ended 6/30/2004                            49.40        47.60         11,248
  Year ended 6/30/2003                            34.10         7.63          4,689
  Period from 2/4/2002(1) to 6/30/2002            31.71         9.99            738

CLASS C
  Year ended 6/30/2004                            49.45        47.62         25,132
  Year ended 6/30/2003                            34.13         7.66          8,676
  Period from 2/4/2002(1) to 6/30/2002            31.71         9.99          3,484

                                                     RATIOS TO AVERAGE NET ASSETS
                                             -------------------------------------------
                                               EXPENSES,                      INVESTMENT
                                                 NET OF                        INCOME --
SMALL CAP VALUE FUND                         REIMBURSEMENT      EXPENSES         NET
----------------------------------------------------------------------------------------
CLASS I
  Year ended 6/30/2004                                1.14          1.14            (0.04)
  Year ended 6/30/2003                                1.22          1.25             0.36
  Year ended 6/30/2002                                1.24          1.32             0.49
  Year ended 6/30/2001                                1.24          1.32             1.16
  Year ended 6/30/2000                                1.32          1.32             0.11

CLASS A
  Year ended 6/30/2004                                1.39          1.39            (0.29)
  Year ended 6/30/2003                                1.47          1.50             0.11
  Year ended 6/30/2002                                1.49          1.57             0.24
  Period from 10/6/2000(1) to 6/30/2001               1.50(3)       1.62(3)          1.42(3)

CLASS B
  Year ended 6/30/2004                                2.14          2.14            (1.04)
  Year ended 6/30/2003                                2.22          2.25            (0.64)
  Period from 2/4/2002(1) to 6/30/2002                2.24(3)       2.32(3)         (0.51)(3)

CLASS C
  Year ended 6/30/2004                                2.14          2.14            (1.04)
  Year ended 6/30/2003                                2.22          2.25            (0.64)
  Period from 2/4/2002(1) to 6/30/2002                2.24(3)       2.32(3)         (0.51)(3)

                                                     YEAR ENDED JUNE 30,
                                             ------------------------------------
                                             2004    2003    2002    2001    2000
---------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                        64%     54%     75%    197%     97%

(1)  COMMENCEMENT OF OPERATIONS.
(2) TOTAL RETURNS EXCLUDE THE EFFECTS OF SALES CHARGES. PRIOR TO 7/1/2003, THE FUND'S INVESTMENT ADVISOR WAIVED A PORTION OF ITS ADVISORY FEES AND REIMBURSED A PORTION OF THE FUND'S EXPENSES. WITHOUT SUCH WAIVER AND REIMBURSEMENT, THE FUND'S PERFORMANCE WOULD HAVE BEEN LOWER.
(3)  ANNUALIZED.

                      SEE NOTES TO THE FINANCIAL STATEMENTS

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.

                                                            INCOME FROM INVESTMENT OPERATIONS
                                                         ----------------------------------------
                                                                        NET GAINS
                                                                       (LOSSES) ON
                                             NET ASSET                  SECURITIES
                                              VALUE,        NET           (BOTH        TOTAL FROM
                                             BEGINNING   INVESTMENT    REALIZED AND    INVESTMENT
ALL CAP VALUE FUND                           OF PERIOD     INCOME       UNREALIZED)    OPERATIONS
-------------------------------------------------------------------------------------------------
CLASS I
  Year ended 6/30/2004                       $   12.58   $     0.03    $       4.43   $     4.46
  Period 12/31/2002(1) to 6/30/2003              10.00         0.01            2.57         2.58

CLASS A
  Year ended 6/30/2004                           12.62         0.01            4.48         4.49
  Period 12/31/2002(1) to 6/30/2003              10.00         0.03            2.59         2.62

CLASS C
  Period 8/28/2003(1) to 6/30/2004               14.32        (0.04)           2.61         2.57

                                                     DIVIDENDS AND DISTRIBUTIONS
                                             --------------------------------------------
                                             DIVIDENDS     DISTRIBUTIONS
                                             (FROM NET         (FROM
                                             INVESTMENT       CAPITAL          TOTAL
ALL CAP VALUE FUND                             INCOME)         GAINS)       DISTRIBUTIONS
-----------------------------------------------------------------------------------------
CLASS I
  Year ended 6/30/2004                       $    (0.01)   $       (0.01)   $       (0.02)
  Period 12/31/2002(1) to 6/30/2003                  --               --               --

CLASS A
  Year ended 6/30/2004                            (0.01)           (0.01)           (0.02)
  Period 12/31/2002(1) to 6/30/2003                  --               --               --

CLASS C
  Period 8/28/2003(1) to 6/30/2004                   --            (0.01)           (0.01)

                                                                        NET ASSETS,
                                             NET ASSET                    END OF
                                             VALUE, END     TOTAL       PERIOD (IN
ALL CAP VALUE FUND                           OF PERIOD     RETURN(2)    THOUSANDS)
----------------------------------------------------------------------------------
CLASS I
  Year ended 6/30/2004                       $    17.02       35.48%   $   22,678
  Period 12/31/2002(1) to 6/30/2003               12.58       25.80         3,560

CLASS A
  Year ended 6/30/2004                            17.09       35.56        35,438
  Period 12/31/2002(1) to 6/30/2003               12.62       26.20            --

CLASS C
  Period 8/28/2003(1) to 6/30/2004                16.88       17.97        20,739

                                                     RATIOS TO AVERAGE NET ASSETS
                                             -------------------------------------------
                                               EXPENSES,                      INVESTMENT
                                                 NET OF                       INCOME --
ALL CAP VALUE FUND                           REIMBURSEMENT      EXPENSES         NET
----------------------------------------------------------------------------------------
CLASS I
  Year ended 6/30/2004                                1.15%         1.25%           0.32%
  Period 12/31/2002(1) to 6/30/2003                   1.10(3)       5.84(3)         0.47(3)

CLASS A
  Year ended 6/30/2004                                1.40          1.50            0.07
  Period 12/31/2002(1) to 6/30/2003                   1.10(3)       5.84(3)         0.47(3)

CLASS C
  Period 8/28/2003(1) to 6/30/2004                    2.35(3)       2.46(3)        (0.60)(3)

                                                    YEAR ENDED             PERIOD DECEMBER 31, 2002(1)
                                                   JUNE 30, 2004              THROUGH JUNE 30, 2003
-----------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                 30%                           11%

(1)  COMMENCEMENT OF OPERATIONS.
(2) TOTAL RETURNS EXCLUDE THE EFFECTS OF SALES CHARGES. THE FUND'S INVESTMENT ADVISOR WAIVED A PORTION OF ITS ADVISORY FEE AND REIMBURSED A PORTION OF THE FUND'S EXPENSES. WITHOUT SUCH WAIVER AND REIMBURSEMENT, THE FUND'S PERFORMANCE WOULD HAVE BEEN LOWER.
(3)  ANNUALIZED.

                      SEE NOTES TO THE FINANCIAL STATEMENTS

NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2004

NOTE 1.
ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. Hotchkis and Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940 as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of five series of shares. The Hotchkis and Wiley Large Cap Value Fund, the Hotchkis and Wiley Mid-Cap Value Fund and the Hotchkis and Wiley Small Cap Value Fund (collectively, the "H&W Funds") are diversified series and the Hotchkis and Wiley All Cap Value Fund (together with the H&W Funds, hereafter referred to as the "Funds") is a non-diversified series of the Trust. The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. These financial statements include operating results, changes in net assets and financial highlights of the Mercury HW Funds prior to the reorganization. The Hotchkis and Wiley Core Value Fund, the fifth series of the Trust, was recently established and had no assets as of June 30, 2004.

The Large Cap Value Fund and Mid-Cap Value Fund have five classes of shares:
Class A, Class B, Class C, Class I and Class R. The Small Cap Value Fund and All Cap Value Fund have four classes of shares: Class A, Class B, Class C and Class
I. The All Cap Value Fund has issued only Class I, Class A and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R shares bear certain expenses related to the distribution and servicing fees of such shares. Each class has exclusive voting rights with respect to matters relating to its distribution and servicing expenditures (except that Class B shares have certain voting rights with respect to Class A distribution and servicing expenditures). The Small Cap Value Fund is closed to new investors. The Mid-Cap Value Fund is available to limited investors. Class B shares are no longer available for purchase, with limited exceptions.

The Funds' financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.

SECURITY VALUATION: Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") are valued at the last sale price (or official closing price) on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. New York time), or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the average of the quoted bid and asked price in the over-the-counter market. Fixed-income securities are normally valued on the basis of quotes obtained from broker/dealers or pricing services. Short-term investments which mature in less than 60 days are valued at amortized cost, which approximates fair value. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

FEDERAL INCOME TAXES: It is each Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

INCOME AND EXPENSE ALLOCATION: Common expenses incurred by the Trust which are not allocable to a specific Fund are allocated among the Funds based upon relative net assets or evenly, depending on the nature of the expenditure. Net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid semi-annually for the Large Cap Value Fund and annually for the Mid-Cap Value Fund, Small Cap Value Fund and All Cap Value Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified within the capital accounts.

NOTE 2.
INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Trust has entered into an Investment Advisory Agreement for each of the Funds with Hotchkis and Wiley Capital Management, LLC (the "Advisor"), with which certain officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of the Advisor, and Stephens Group, Inc. and affiliates, which is a diversified holding company. The Advisor is responsible for the management of the Funds' investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor has contractually agreed to pay all operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets through October 31, 2005.

                                                         LARGE CAP      MID-CAP      SMALL CAP          ALL CAP
                                                           VALUE         VALUE         VALUE             VALUE
--------------------------------------------------------------------------------------------------------------------
Annual Advisory Fee Rate                                       0.75%        0.75%             0.75%             0.75%
Annual cap on expenses -- Class I                              1.05%        1.15%             1.25%             1.25%
Annual cap on expenses -- Class A                              1.30%        1.40%             1.50%             1.50%
Annual cap on expenses -- Class B                              2.05%        2.15%             2.25%   Not applicable
Annual cap on expenses -- Class C                              2.05%        2.15%             2.25%             2.25%
Annual cap on expenses -- Class R                              1.55%        1.65%   Not applicable    Not applicable

The Trust has also entered into a Distribution Agreement with Stephens Inc. (the "Distributor" or "Stephens"), a wholly owned subsidiary of Stephens Group, Inc. and an affiliate of the Advisor. Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Funds pay the Distributor ongoing distribution and service fees. The fees are accrued daily and paid monthly at the annual rates based upon the average daily net assets of the shares as follows:

                                                        DISTRIBUTION AND SERVICE
                                                                   FEE
--------------------------------------------------------------------------------
Class A                                                             0.25%
Class B                                                             1.00%
Class C                                                             1.00%
Class R                                                             0.50%

Pursuant to separate agreements with the Distributor, selected dealers and other financial intermediaries also provide distribution services to the Funds. The ongoing distribution and service fee compensates the Distributor and selected dealers for providing distribution-related and shareholder services to Class A, Class B, Class C and Class R shareholders.

For the fiscal year ended June 30, 2004, Stephens earned underwriting concessions and dealer commissions on sales of the Funds' shares as follows:

                                                  UNDERWRITING       DEALER
                                                  CONCESSIONS      COMMISSIONS
--------------------------------------------------------------------------------
Large Cap Value Fund -- Class A                   $     27,267   $        43,701
Large Cap Value Fund -- Class B                             --             3,802
Large Cap Value Fund -- Class C                             --             2,529
Mid-Cap Value Fund -- Class A                          114,850            98,021
Mid-Cap Value Fund -- Class B                               --            13,800
Mid-Cap Value Fund -- Class C                               --            28,179
Small Cap Value Fund --  Class A                         9,549             9,442
Small Cap Value Fund -- Class B                             --             3,480
Small Cap Value Fund -- Class C                             --            12,933
All Cap Value Fund -- Class A                           28,986            58,377
All Cap Value Fund -- Class C                               --             6,492

Certain selected dealers and other financial intermediaries charge a fee for shareholder accounting services and administrative services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within transfer agent fees and expenses in the Statements of Operations.

The Trust has entered into an Administration Agreement with Stephens.

As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Trustees of the Trust has adopted procedures which allow the Funds, under certain conditions described in the Rule, to acquire newly issued securities from a member of an underwriting group in which an affiliated underwriter participates.

NOTE 3.
INVESTMENTS. Purchases and sales of investment securities, excluding short-term investments, for the fiscal year ended June 30, 2004 were as follows:

                                                          LARGE CAP VALUE    MID-CAP VALUE    SMALL CAP VALUE    ALL CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
Purchases                                                 $   452,633,508   $ 1,586,247,647   $   433,878,216   $    82,133,275
Sales                                                          13,659,579       221,840,694       291,209,281        12,140,857

The following information is presented on an income tax basis as of June 30, 2004:

                                                          LARGE CAP VALUE    MID-CAP VALUE    SMALL CAP VALUE    ALL CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
Cost of investments                                       $   501,873,761   $ 1,619,845,527   $   443,390,477   $    73,300,841
-------------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation                                  68,601,096       236,560,116       126,674,222         7,335,311
Gross unrealized depreciation                                   4,392,034        16,282,656         6,197,730         3,399,769
-------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) on investments                               64,209,062       220,277,460       120,476,492         3,935,542
-------------------------------------------------------------------------------------------------------------------------------
Distributable ordinary income                                   1,185,924        23,081,286        18,869,707                --
Distributable long-term gains                                   1,816,379         9,507,993        51,970,167           110,469

Any differences between book and tax are due primarily to wash sale losses and REITs tax adjustments.

The tax components of dividends paid during the years ended June 30, 2004 and 2003, capital loss carryovers as of June 30, 2004, and tax basis post-October losses as of June 30, 2004, which are not recognized for tax purposes until the first day of the following fiscal year, are:

                                                      JUNE 30, 2004                                      JUNE 30, 2003
                            -----------------------------------------------------------------   -------------------------------
                               ORDINARY         LONG-TERM       NET CAPITAL                        ORDINARY         LONG-TERM
                                INCOME        CAPITAL GAINS        LOSS         POST-OCTOBER        INCOME        CAPITAL GAINS
                             DISTRIBUTIONS    DISTRIBUTIONS     CARRYOVERS         LOSSES        DISTRIBUTIONS    DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Value             $    1,064,764   $      616,943               --               --   $      717,539   $    3,252,014
Mid-Cap Value                   10,760,166        1,883,093               --               --        1,815,502        1,307,005
Small Cap Value                  8,598,344          468,845               --               --          247,914               --
All Cap Value                       50,079               --               --               --               --               --

NOTE 4.
CAPITAL SHARE TRANSACTIONS. Transactions in capital shares for each class were as follows:

                                                                  FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                    JUNE 30, 2004                       JUNE 30, 2003
                                                          ---------------------------------   ---------------------------------
                                                                                DOLLAR                              DOLLAR
LARGE CAP VALUE FUND -- CLASS I                               SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     8,504,090   $   158,794,287           958,573   $    12,974,921
Shares issued to shareholders in reinvestment of
   dividends and distributions                                     26,724           461,748           180,419         2,311,235
                                                          ---------------   ---------------   ---------------   ---------------
Total issued                                                    8,530,814       159,256,035         1,138,992        15,286,156
Shares redeemed                                                (1,426,615)      (25,455,786)         (704,392)       (9,286,493)
                                                          ---------------   ---------------   ---------------   ---------------
Net increase                                                    7,104,199   $   133,800,249           434,600   $     5,999,663
                                                          ===============   ===============   ===============   ===============

                                                                  FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                    JUNE 30, 2004                       JUNE 30, 2003
                                                          ---------------------------------   ---------------------------------
                                                                                DOLLAR                              DOLLAR
LARGE CAP VALUE FUND -- CLASS A                               SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                    15,276,145   $   284,828,586         1,677,326   $    22,529,194
Shares issued to shareholders in reinvestment of
   dividends and distributions                                     29,396           516,588            46,565           602,583
                                                          ---------------   ---------------   ---------------   ---------------
Total issued                                                   15,305,541       285,345,174         1,723,891        23,131,777
Shares redeemed                                                (1,643,122)      (30,991,894)         (250,968)       (3,345,649)
                                                          ---------------   ---------------   ---------------   ---------------
Net increase                                                   13,662,419   $   254,353,280         1,472,923   $    19,786,128
                                                          ===============   ===============   ===============   ===============

                                                                  FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                    JUNE 30, 2004                       JUNE 30, 2003
                                                          ---------------------------------   ---------------------------------
                                                                                DOLLAR                              DOLLAR
LARGE CAP VALUE FUND -- CLASS B                               SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                       324,753   $     5,881,041            26,616   $       355,640
Shares issued to shareholders in reinvestment of
   dividends and distributions                                        236             4,235               200             2,555
                                                          ---------------   ---------------   ---------------   ---------------
Total issued                                                      324,989         5,885,276            26,816           358,195
Shares redeemed                                                   (29,193)         (535,519)           (2,867)          (40,162)
                                                          ---------------   ---------------   ---------------   ---------------
Net increase                                                      295,796   $     5,349,757            23,949   $       318,033
                                                          ===============   ===============   ===============   ===============

                                                                  FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                    JUNE 30, 2004                       JUNE 30, 2003
                                                          ---------------------------------   ---------------------------------
                                                                                DOLLAR                              DOLLAR
LARGE CAP VALUE FUND -- CLASS C                               SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     3,942,737   $    74,028,799           113,232   $     1,567,010
Shares issued to shareholders in reinvestment of
   dividends and distributions                                      1,045            18,699               625             8,043
                                                          ---------------   ---------------   ---------------   ---------------
Total issued                                                    3,943,782        74,047,498           113,857         1,575,053
Shares redeemed                                                  (121,446)       (2,292,037)          (23,416)         (314,630)
                                                          ---------------   ---------------   ---------------   ---------------
Net increase                                                    3,822,336   $    71,755,461            90,441   $     1,260,423
                                                          ===============   ===============   ===============   ===============

                                                                   FOR THE PERIOD
                                                                AUGUST 28, 2003* TO
                                                                   JUNE 30, 2004
                                                          ---------------------------------
                                                                                DOLLAR
LARGE CAP VALUE FUND -- CLASS R                               SHARES            AMOUNT
-------------------------------------------------------------------------------------------
Shares sold                                                       110,612   $     2,136,400
Shares issued to shareholders in reinvestment of
   dividends and distributions                                         --                --
                                                          ---------------   ---------------
Total issued                                                      110,612         2,136,400
Shares redeemed                                                   (28,413)         (549,940)
                                                          ---------------   ---------------
Net increase                                                       82,199   $     1,586,460
                                                          ===============   ===============

                                                                  FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                    JUNE 30, 2004                       JUNE 30, 2003
                                                          ---------------------------------   ---------------------------------
                                                                                DOLLAR                              DOLLAR
MID-CAP VALUE FUND -- CLASS I                                 SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                    30,895,172   $   689,872,564         7,534,883   $   116,936,297
Shares issued to shareholders in reinvestment of
   dividends and distributions                                    270,693         5,828,022            83,275         1,222,479
                                                          ---------------   ---------------   ---------------   ---------------
Total issued                                                   31,165,865       695,700,586         7,618,158       118,158,776
Shares redeemed                                                (3,340,158)      (73,747,488)       (2,160,651)      (31,957,281)
                                                          ---------------   ---------------   ---------------   ---------------
Net increase                                                   27,825,707   $   621,953,098         5,457,507   $    86,201,495
                                                          ===============   ===============   ===============   ===============

                                                                  FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                    JUNE 30, 2004                       JUNE 30, 2003
                                                          ---------------------------------   ---------------------------------
                                                                                DOLLAR                              DOLLAR
MID-CAP VALUE FUND -- CLASS A                                 SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                    30,692,639   $   692,631,348         3,121,375   $    46,963,574
Shares issued to shareholders in reinvestment of
   dividends and distributions                                    123,180         2,646,088            23,292           341,695
                                                          ---------------   ---------------   ---------------   ---------------
Total issued                                                   30,815,819       695,277,436         3,144,667        47,305,269
Shares redeemed                                                (3,302,405)      (74,676,124)         (833,790)      (12,304,498)
                                                          ---------------   ---------------   ---------------   ---------------
Net increase                                                   27,513,414   $   620,601,312         2,310,877   $    35,000,771
                                                          ===============   ===============   ===============   ===============

                                                                  FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                    JUNE 30, 2004                       JUNE 30, 2003
                                                          ---------------------------------   ---------------------------------
                                                                                DOLLAR                              DOLLAR
MID-CAP VALUE FUND -- CLASS B                                 SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     1,238,979   $    26,836,506           335,558   $     5,063,561
Shares issued to shareholders in reinvestment of
   dividends and distributions                                      2,782            58,844             1,258            18,263
                                                          ---------------   ---------------   ---------------   ---------------
Total issued                                                    1,241,761        26,895,350           336,816         5,081,824
Shares redeemed                                                  (269,924)       (5,892,264)         (230,008)       (3,469,681)
                                                          ---------------   ---------------   ---------------   ---------------
Net increase                                                      971,837   $    21,003,086           106,808   $     1,612,143
                                                          ===============   ===============   ===============   ===============

                                                                  FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                    JUNE 30, 2004                       JUNE 30, 2003
                                                          ---------------------------------   ---------------------------------
                                                                                DOLLAR                              DOLLAR
MID-CAP VALUE FUND -- CLASS C                                 SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     7,807,579   $   171,457,635           478,821   $     7,399,015
Shares issued to shareholders in reinvestment of
   dividends and distributions                                     14,236           301,367             2,916            42,397
                                                          ---------------   ---------------   ---------------   ---------------
Total issued                                                    7,821,815       171,759,002           481,737         7,441,412
Shares redeemed                                                  (304,214)       (6,845,806)         (145,170)       (2,019,417)
                                                          ---------------   ---------------   ---------------   ---------------
Net increase                                                    7,517,601   $   164,913,196           336,567   $     5,421,995
                                                          ===============   ===============   ===============   ===============

                                                                   FOR THE PERIOD
                                                                AUGUST 28, 2003* TO
                                                                   JUNE 30, 2004
                                                          ---------------------------------
                                                                                DOLLAR
MID-CAP VALUE FUND -- CLASS R                                 SHARES            AMOUNT
-------------------------------------------------------------------------------------------
Shares sold                                                       189,139   $     4,443,651
Shares issued to shareholders in reinvestment of
   dividends and distributions                                         28               607
                                                          ---------------   ---------------
Total issued                                                      189,167         4,444,258
Shares redeemed                                                   (26,441)         (619,056)
                                                          ---------------   ---------------
Net increase                                                      162,726   $     3,825,202
                                                          ===============   ===============

                                                                  FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                    JUNE 30, 2004                       JUNE 30, 2003
                                                          ---------------------------------   ---------------------------------
                                                                                DOLLAR                              DOLLAR
SMALL CAP VALUE FUND -- CLASS I                               SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     4,043,877   $   177,582,301         2,033,946   $    58,869,044
Shares issued to shareholders in reinvestment of
   dividends and distributions                                     50,225         2,225,455             1,898            52,963
                                                          ---------------   ---------------   ---------------   ---------------
Total issued                                                    4,094,102       179,807,756         2,035,844        58,922,007
Shares redeemed                                                (1,620,540)      (73,239,516)       (1,140,825)      (32,101,714)
                                                          ---------------   ---------------   ---------------   ---------------
Net increase                                                    2,473,562   $   106,568,240           895,019   $    26,820,293
                                                          ===============   ===============   ===============   ===============

                                                                  FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                    JUNE 30, 2004                       JUNE 30, 2003
                                                          ---------------------------------   ---------------------------------
                                                                                DOLLAR                              DOLLAR
SMALL CAP VALUE FUND -- CLASS A                               SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     2,475,984   $   101,232,269         3,384,161   $   100,487,276
Shares issued to shareholders in reinvestment of
   dividends and distributions                                     61,526         2,746,209             2,100            89,552
                                                          ---------------   ---------------   ---------------   ---------------
Total issued                                                    2,537,510       103,978,478         3,386,261       100,576,828
Shares redeemed                                                (1,447,269)      (66,015,319)         (617,272)      (18,175,782)
                                                          ---------------   ---------------   ---------------   ---------------
Net increase                                                    1,090,241   $    37,963,159         2,768,989   $    82,401,046
                                                          ===============   ===============   ===============   ===============

                                                                  FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                    JUNE 30, 2004                       JUNE 30, 2003
                                                          ---------------------------------   ---------------------------------
                                                                                DOLLAR                              DOLLAR
SMALL CAP VALUE FUND -- CLASS B                               SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                       136,073   $     5,673,528           123,062   $     3,598,196
Shares issued to shareholders in reinvestment of
   dividends and distributions                                        551            24,001                 8               208
                                                          ---------------   ---------------   ---------------   ---------------
Total issued                                                      136,624         5,697,529           123,070         3,598,404
Shares redeemed                                                   (46,451)       (2,071,175)           (8,830)         (254,072)
                                                          ---------------   ---------------   ---------------   ---------------
Net increase                                                       90,173   $     3,626,354           114,240   $     3,344,332
                                                          ===============   ===============   ===============   ===============

* Commencement of operations.

                                                                  FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                    JUNE 30, 2004                       JUNE 30, 2003
                                                          ---------------------------------   ---------------------------------
                                                                                DOLLAR                              DOLLAR
SMALL CAP VALUE FUND -- CLASS C                               SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                       329,196   $    13,126,574           200,496   $     5,859,725
Shares issued to shareholders in reinvestment of
   dividends and distributions                                      2,459           107,194                20               572
                                                          ---------------   ---------------   ---------------   ---------------
Total issued                                                      331,655        13,233,768           200,516         5,860,297
Shares redeemed                                                   (77,604)       (3,504,040)          (56,167)       (1,525,993)
                                                          ---------------   ---------------   ---------------   ---------------
Net increase                                                      254,051   $     9,729,728           144,349   $     4,334,304
                                                          ===============   ===============   ===============   ===============

                                                                                                       FOR THE PERIOD
                                                                  FOR THE YEAR ENDED                DECEMBER 31, 2002* TO
                                                                    JUNE 30, 2004                      JUNE 30, 2003
                                                          ---------------------------------   ---------------------------------
                                                                                DOLLAR                              DOLLAR
ALL CAP VALUE FUND -- CLASS I                                 SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     1,227,820   $    19,857,402           283,080   $     3,263,026
Shares issued to shareholders in reinvestment of
   dividends and distributions                                      1,595            26,033                --                --
                                                          ---------------   ---------------   ---------------   ---------------
Total issued                                                    1,229,415        19,883,435           283,080         3,263,026
Shares redeemed                                                  (180,233)       (3,138,665)               --                --
                                                          ---------------   ---------------   ---------------   ---------------
Net increase                                                    1,049,182   $    16,744,770           283,080   $     3,263,026
                                                          ===============   ===============   ===============   ===============

                                                                                                       FOR THE PERIOD
                                                                  FOR THE YEAR ENDED                DECEMBER 31, 2002* TO
                                                                    JUNE 30, 2004                      JUNE 30, 2003
                                                          ---------------------------------   ---------------------------------
                                                                                DOLLAR                              DOLLAR
ALL CAP VALUE FUND -- CLASS A                                 SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     2,715,376   $    45,129,305                 1   $            10
Shares issued to shareholders in reinvestment of
   dividends and distributions                                        665            10,911                --                --
                                                          ---------------   ---------------   ---------------   ---------------
Total issued                                                    2,716,041        45,140,216                 1                10
Shares redeemed                                                  (642,391)      (10,674,019)               --                --
                                                          ---------------   ---------------   ---------------   ---------------
Net increase                                                    2,073,650   $    34,466,197                 1   $            10
                                                          ===============   ===============   ===============   ===============

                                                                  FOR THE PERIOD
                                                                AUGUST 28, 2003* TO
                                                                    JUNE 30, 2004
                                                          ---------------------------------
                                                                                DOLLAR
ALL CAP VALUE FUND -- CLASS C                                 SHARES            AMOUNT
-------------------------------------------------------------------------------------------
Shares sold                                                     1,323,205   $    21,902,203
Shares issued to shareholders in reinvestment of
   dividends and distributions                                         33               531
                                                          ---------------   ---------------
Total issued                                                    1,323,238        21,902,734
Shares redeemed                                                   (94,800)       (1,556,705)
                                                          ---------------   ---------------
Net increase                                                    1,228,438   $    20,346,029
                                                          ===============   ===============

* Commencement of operations.

NOTE 5.
INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, the Funds expect the risk of loss to be remote.

NOTE 6.
FEDERAL TAX DISCLOSURE (UNAUDITED). For the year ended June 30, 2004, the following percent of ordinary distributions paid qualifies for the dividend received deduction available to corporate shareholders: Large Cap Value Fund - 100%, Mid-Cap Value Fund - 48%, Small Cap Value Fund - 11%, and All Cap Value Fund - 36%. For the fiscal year ended June 30, 2004, the following percentages of ordinary distributions paid are designated as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003: Large Cap Value Fund - 99%, Mid-Cap Value Fund - 40%, Small Cap Value Fund - 18%, and All Cap Value Fund - 36%. Shareholders should consult their tax advisors.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the Hotchkis and Wiley Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting the Hotchkis and Wiley Funds (hereafter referred to as the "Funds") at June 30, 2004, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the years in the two year period then ended and their financial highlights for each of the years in the three year period ended June 30, 2004 and for the year ended June 30, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the year ended June 30, 2001 were audited by other independent auditors whose reports dated August 10, 2001 for the Hotchkis and Wiley Large Cap Value Fund and August 13, 2001 for the Hotchkis and Wiley Mid-Cap Value Fund and the Hotchkis and Wiley Small Cap Value Fund, expressed unqualified opinions on those financial highlights.


PricewaterhouseCoopers LLP

Los Angeles, CA
July 30, 2004

INDEPENDENT TRUSTEES

                                                                                                      NUMBER OF
                                            TERM OF                                                 PORTFOLIOS IN
                                         OFFICE(1) AND                                              FUND COMPLEX
                        POSITION HELD      LENGTH OF       PRINCIPAL OCCUPATION(S) DURING PAST       OVERSEEN BY         PUBLIC
NAME AND YEAR OF BIRTH  WITH THE TRUST    TIME SERVED                  FIVE YEARS                      TRUSTEE        DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Randall H. Breitenbach  Trustee         Trustee since   Co-Founder, Director and CEO, BreitBurn  1 registered        None
(born 1960)                             2001            Energy Company LP (1988 -- present);     investment company
                                                        Chairman, Finance Committee, Stanford    consisting of 5
                                                        University PIC Endowment (1999 --        portfolios
                                                        present).

Robert L. Burch III     Trustee         Trustee since   Managing Partner, A.W. Jones Co.         1 registered        None
(born 1934)                             2001            (investments) (since 1984); Chairman,    investment company
                                                        Jonathan Mfg. Corp. (slide               consisting of 5
                                                        manufacturing) (since 1977).             portfolios

John A.G. Gavin         Trustee         Trustee since   Formerly Partner and Managing Director,  1 registered        Causeway
(born 1931)                             2001            Hicks, Muse, Tate & Furst (Latin         investment company  Capital
                                                        America) (private equity investment      consisting of 5     Management
                                                        firm) (1994 -- 2001); Chairman, Gamma    portfolios          Trust; Claxson
                                                        Holdings (international capital and                          S.A.;
                                                        consulting) (since 1968).                                    Ibero-America
                                                                                                                     Media Partners;
                                                                                                                     International
                                                                                                                     Wire Corp.; TCW
                                                                                                                     Galileo Funds

INTERESTED TRUSTEE AND OFFICERS(3)

                                                                                                      NUMBER OF
                                            TERM OF                                                 PORTFOLIOS IN
                         POSITION(S)     OFFICE(2) AND                                              FUND COMPLEX
                        HELD WITH THE      LENGTH OF       PRINCIPAL OCCUPATION(S) DURING            OVERSEEN BY          PUBLIC
NAME AND YEAR OF BIRTH       TRUST        TIME SERVED             PAST FIVE YEARS                      TRUSTEE        DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Nancy D. Celick         President and   President and   Chief Operating Officer of the Advisor   1 registered        None
(born 1951)             Trustee         Trustee(1)      (since 2001); First Vice President of    investment company
                                        since 2001      Merrill Lynch Investment Managers, L.P.  consisting of 5
                                                        ("MLIM") (2000 -- 2001); Director of     portfolios
                                                        MLIM (1993 -- 1999).

Richard H. Blank, Jr.   Vice President  Secretary       Senior Vice President of Stephens Inc.   Not Applicable      Not Applicable
(born 1956)             and Secretary   since 2001;     (since 1983).
                                        Vice President
                                        since 2004

Anna Marie Lopez        Vice President  Treasurer       Chief Compliance Officer of the Advisor  Not Applicable      Not Applicable
(born 1967)             and Treasurer   since 2001;     (since 2001); Compliance Officer of
                                        Vice President  MLIM (1997 -- 2001).
                                        since 2004

----------
(1) EACH TRUSTEE SERVES UNTIL HIS/HER SUCCESSOR IS ELECTED AND QUALIFIED, UNTIL HE/SHE RETIRES IN ACCORDANCE WITH THE TRUST'S RETIREMENT POLICY, OR UNTIL HIS/HER DEATH OR RESIGNATION OR REMOVAL AS PROVIDED IN THE TRUST'S AGREEMENT AND DECLARATION OF TRUST.
(2) "INTERESTED PERSON" WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, ON THE BASIS OF HER AFFILIATION WITH THE TRUST'S ADVISOR.
(3)  ELECTED BY AND SERVES AT THE PLEASURE OF THE BOARD OF TRUSTEES OF THE
     TRUST.

The Statement of Additional Information includes additional information about the Trust's Trustees and officers, and is available without charge upon request by calling the transfer agent at 1-866-HW-FUNDS (1-866-493-8637). The address for all Trustees and officers of the Trust is c/o Hotchkis and Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, attention: Trust Secretary.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge on the Funds' website at www.hwcm.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                      (This page intentionally left blank)

[GRAPHIC]

                                     ADVISOR
                   HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC
                      725 SOUTH FIGUEROA STREET, 39TH FLOOR
                          LOS ANGELES, CALIFORNIA 90017


                                  LEGAL COUNSEL
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                          55 SECOND STREET, 24TH FLOOR
                             SAN FRANCISCO, CA 94105


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                             350 SOUTH GRAND AVENUE
                          LOS ANGELES, CALIFORNIA 90071


                          DISTRIBUTOR AND ADMINISTRATOR
                                  STEPHENS INC.
                          111 CENTER STREET, 14TH FLOOR
                           LITTLE ROCK, ARKANSAS 72201


                                 TRANSFER AGENT
                         U.S. BANCORP FUND SERVICES, LLC
                            615 EAST MICHIGAN STREET
                           MILWAUKEE, WISCONSIN 53202


                                    CUSTODIAN
                          BROWN BROTHERS HARRIMAN & CO.
                                 40 WATER STREET
                           BOSTON, MASSACHUSETTS 02109


                                                               CODE #HWF-AR-0604


THIS REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF THE HOTCHKIS AND WILEY FUNDS, BUT MAY ALSO BE USED AS SALES LITERATURE WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUNDS.

[HOTCHKIS AND WILEY FUNDS LOGO]
                                           725 SOUTH FIGUEROA STREET, 39th Floor
                                              LOS ANGELES, CALIFORNIA 90017-5439
                                                                    www.hwcm.com
                                                 1.866.HW.FUNDS (1.866.493.8637)


                                                                   JUNE 30, 2004


                                  ANNUAL REPORT

Item 2 - Code of Ethics: The registrant has adopted a code of ethics, attached as an exhibit hereto, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-796-5606.

Item 3 - Audit Committee Financial Expert

         The registrant's Board has determined that it does not have an audit committee financial expert serving on its audit committee. While the Board believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an "audit committee financial expert" as such term is defined by the Securities and Exchange Commission but that the requisite expertise resides in the Committee as a whole.

Item 4 - Principal Accountant Fees and Services

         Fees billed by the registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the registrant, and a description of the nature of the services comprising the fees, are listed below:

         Registrant:
         (a) Audit Fees
             Fiscal year ended June 30, 2004 - $62,500
             Fiscal year ended June 30, 2003 - $61,300

         (b) Audit-Related Fees
             Fiscal year ended June 30, 2004 - $0
             Fiscal year ended June 30, 2003 - $0

         (c) Tax Fees
             Fiscal year ended June 30, 2004 - $18,500
             Fiscal year ended June 30, 2003 - $18,200

             The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees
             Fiscal year ended June 30, 2004 - $0
             Fiscal year ended June 30, 2003 - $0

         Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the registrant and were subject to the pre-approval policies described below):

         (b) Audit-Related Fees
             Fiscal year ended June 30, 2004 - $0

             Fiscal year ended June 30, 2003 - $0

         (c) Tax Fees
             Fiscal year ended June 30, 2004 - $0
             Fiscal year ended June 30, 2003 - $0

         (d) All Other Fees
             Fiscal year ended June 30, 2004 - $0
             Fiscal year ended June 30, 2003 - $15,411

             The nature of the service is an internal control review (SAS 70) of the Adviser's trading and settlement procedures.

         (e)(1) The registrant's Audit Committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. The Committee shall pre-approve any engagement of the independent auditors to provide any non-prohibited services to the registrant, including the fees and other compensation to be paid to the independent auditors. The Chairman of the Audit Committee may grant the pre-approval of services to the registrant for non-prohibited services for engagements of less than $5,000. All such delegated pre- approvals shall be presented to the Audit Committee no later than the next AuditCommittee meeting. The Committee shall also pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant. The Chairman of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser for engagements of less than $5,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

         (e)(2)

              (b) Audit-Related Fees
                  Fiscal year ended June 30, 2004 - 0%
                  Fiscal year ended June 30, 2003 - 0%

              (c) Tax Fees
                  Fiscal year ended June 30, 2004 - 0%
                  Fiscal year ended June 30, 2003 - 0%

              (d) All Other Fees
                  Fiscal year ended June 30, 2004 - 0%
                  Fiscal year ended June 30, 2003 - 0%

         (f) Not Applicable

         (g)
             Fiscal year ended June 30, 2004 - $54,300
             Fiscal year ended June 30, 2003 - $63,485

         (h) The registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants

         Not applicable

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable

Item 9 - Submission of Matters to a Vote of Security Holders

         The identification and recommendation of individuals for Board membership is the responsibility of the Nominating and Governance Committee. Shareholders may submit suggestions for candidates by forwarding their correspondence by U.S. mail or other courier service to the Funds' Secretary for the attention of the Chairman of the Nominating and Governance Committee, 725 S. Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439.

Item 10 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with Rule 30a-2 under the Investment Company Act of 1940 (the "Act")have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Act), that such controls and procedures are effective, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year which has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits

(a)(1) - Code of Ethics:  Attached hereto.

(a)(2) - Certifications:  Attached hereto.

(a)(3) - Not applicable

(b)    - Certification:  Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hotchkis and Wiley Funds


By: /s/ Nancy D. Celick
    ----------------------------------------
    Nancy D. Celick,
    President of Hotchkis and Wiley Funds

Date: August 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Hotchkis and Wiley Funds


By: /s/ Nancy D. Celick
    ----------------------------------------
    Nancy D. Celick,
    President of Hotchkis and Wiley Funds

Date: August 27, 2004

By: /s/ Anna Marie Lopez
    ----------------------------------------
    Anna Marie Lopez,
    Treasurer of Hotchkis and Wiley Funds

Date: August 27, 2004

                                EXHIBIT INDEX

(a)(1) Code of Ethics for Principal Executive Officer and Principal Financial Officer

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of Principal Executive Officer and Principal Financial Officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                                                      EXHIBIT 99

                                                                  Exhibit (a)(1)

                            HOTCHKIS AND WILEY FUNDS
                                  (THE "FUND")

               CODE OF ETHICS FOR PRINCIPAL EXECUTIVE OFFICER AND
                  PRINCIPAL FINANCIAL OFFICER ("OFFICER CODE")

                                  INTRODUCTION

     The Fund requires the Principal Executive Officer, Principal Financial Officer or other Fund Officer performing similar functions as set forth in Exhibit A ("Covered Officers") to maintain the highest ethical and legal standards while performing their duties and responsibilities to the Fund, with particular emphasis on those duties that relate to the preparation and reporting of financial information of the Fund. The following overriding principles govern the conduct of Covered Officers:

     - Covered Officers shall act with honesty and integrity, avoiding actual or apparent conflicts of interest between personal and professional relationships and shall promptly report any potential conflicts.

     - Covered Officers shall not use their personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally to the detriment of the Fund or take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit the Fund.

     - Covered Officers shall promote full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Fund and that are within the Covered Officer's responsibility.

     - Covered Officers shall promote compliance with applicable laws and governmental rules and regulations.

     -    Covered Officers shall promptly report violations of the Officer Code.

     Covered Officers are reminded of their obligations under the Code of Ethics of the Fund and Hotchkis and Wiley Capital Management adopted under Rule 17j-l of the Investment Company Act of 1940, as amended (the "1940 Act"). The obligations under that code apply independently of this Code and are not a part of this Officer Code.

                              CONFLICTS OF INTEREST

     OVERVIEW. Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to and seek to avoid situations that may give rise to actual as well as apparent conflicts of interest. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his or her service to, the Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his or her family, receives improper personal benefits as a result of his or her position with the Fund.

     Certain conflicts of interest arise out of the relationships between Covered Officers and the Fund and already are subject to conflict of interest provisions in the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as "affiliated persons" of the Fund. The Fund and its adviser have adopted compliance programs and procedures designed to prevent, or identify and correct, violations of these provisions. This Officer Code does not, and is not intended to, duplicate or replace these programs and procedures, and such conflicts fall outside of the parameters of this Officer Code.

     Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationships between the Fund and the adviser of which the Covered Officers are also officers or employees. As a result, this Officer Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Fund or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Fund and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Fund. Thus, if performed in conformity with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

     Other conflicts of interest are covered by the Officer Code, even if such conflicts of interest are not subject to provisions in the 1940 Act and the Advisers Act. The following list provides examples of conflicts of interest under the Officer Code, but Covered Officers should keep in mind that these examples are not exhaustive.

     DISCLOSURE OF POTENTIAL CONFLICTS. Each Covered Officer shall provide prompt and full disclosure to the Code Compliance Officer (as defined below), in writing, prior to entering into any material transaction or relationship which may reasonably be expected to give rise to a conflict (other than conflicts arising from the advisory relationship). This includes, but is not limited to, the following:

     - service as a director, officer, partner, consultant or in any other key role with any company with which the Fund has current or prospective business dealings;

     - the receipt by a Covered Person and his or her family members of any gifts from any company with which the Fund has current or prospective business dealings if it influences or gives the appearance of influencing the recipient;

     - the receipt of customary business amenities from any company with which the Fund has current or prospective business dealings unless such amenity is business-related, reasonable in cost, appropriate as to time and place, and neither so frequent nor so costly as to raise any question of impropriety;

     - any ownership by a Covered Person and his or her family members of significant financial interest in any company with which the Fund has current or prospective business dealings, other than its adviser, principal underwriter, transfer agent or any affiliated person thereof; and

     - a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

                            DISCLOSURE AND COMPLIANCE

     - Each Covered Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Fund.

     - Each Covered Officer should, to the extent appropriate within his or her area of responsibility, consult with other officers and employees of the Fund and the adviser or its affiliates with the goal of promoting full, fair, accurate, timely and understandable disclosure in such reports and documents the Fund files with, or submits to, the SEC.

     - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund's directors and auditors, and to governmental regulators and self-regulatory organizations.

     - It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by laws, rules and regulations applicable to the Fund.

                          REPORTING AND ACCOUNTABILITY

     - Upon adoption of the Officer Code (or thereafter as applicable, upon becoming a Covered Officer), each Covered Officer shall affirm in writing to the Code Compliance Officer that he or she has received, read and understands the Officer Code. Annually thereafter each Covered Officer shall affirm that he or she has complied with the requirements of the Officer Code.

     - Each Covered Officer shall notify the Code Compliance Officer promptly if he or she knows of any violation of this Officer Code. Failure to do so is itself a violation of this Officer Code.

     - A Covered Officer must not retaliate against any other Covered Officer or any employee of the Fund or its affiliated persons for reports of potential violations that are made in good faith.

     - The provisions of this Code, other than amendments to Exhibit A, and any waivers, including implicit waivers, shall be disclosed in accordance with SEC rules and regulations.

                               CODE ADMINISTRATION

     Except as described below, the Code Compliance Officer is responsible for applying this Officer Code to specific situations in which questions may arise and has the authority to interpret this Officer Code in any particular situation. The Board of Trustees of the Fund hereby designates the Audit Committee Chair as the Code Compliance Officer. The Code Compliance Officer (or his or her designee) shall take all action he or she considers appropriate to investigate any actual or potential conflicts or violations reported to him or her, and is encouraged to consult with counsel to the Independent Trustees.

     Any matters that the Code Compliance Officer believes are a conflict or violation will be reported to the Audit Committee, which shall determine sanctions or other appropriate action. The Audit Committee shall be responsible for reviewing any requests for waivers from the provisions of this Officer Code. Any violations of this Officer Code, any waivers granted from the Officer Code and any potential conflicts and their resolution shall be reported to the Board of Trustees at the next regular meeting.

     Any amendments to this Officer Code, other than amendments to Exhibit A and clerical or administrative corrections, must be approved or ratified by a majority vote of the Board, including a majority of Independent Trustees.

                                 CONFIDENTIALITY

     All reports and records prepared or maintained pursuant to this Officer Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Officer Code, such matters shall not be disclosed to anyone other than the Board, counsel to the Independent Trustees, the Fund, counsel to the Fund and the Fund's adviser.

                                  INTERNAL USE

     The Officer Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance or legal conclusion.

ADOPTED: OCTOBER 29, 2003

                                    EXHIBIT A

                     Persons Covered by this Code of Ethics

           NAME                                        TITLE
           ----                                        -----
     Nancy D. Celick                 President and Principal Executive Officer
     Anna Marie Lopez                Treasurer and Principal Financial Officer